SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               [Amendment No. ___]

Filed by the Registrant                           [X]
Filed by a party other than the Registrant        [ ]

Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ]   Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12
--------------------------------------------------------------------------------
                      INVESCO GLOBAL HEALTH SCIENCES FUND
                (Name of Registrant as Specified in its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
--------------------------------------------------------------------------------

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         and 0-11.

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          2.   Aggregate number of securities to which transaction applies:

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          3.   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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         Act Rule 0-11(a)(2) and identify the filing for which the offsetting
         fee  was  paid   previously.   Identify  the   previous   filing  by
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

[INVESCO FUNDS ICON] INVESCO FUNDS        INVESCO GLOBAL HEALTH SCIENCES FUND
                                                               MARCH 19, 2001

================================================================================

Dear INVESCO Global Health Sciences Fund Shareholder:

We are pleased to enclose the Proxy Statement for the May 8, 2001 annual shareholders' meeting of your Fund. Please take the time to read the accompanying Proxy Statement and cast your vote, since the matters we are submitting for your consideration are important to the Fund and to you as a shareholder. Your vote is important.

We are requesting action on the following proposals:

1 Election of two trustees: INVESCO and the Board of Trustees propose that Mark H. Williamson and Larry Soll, PhD. be re-elected as Class B Trustees;

2 Reorganization of the Fund as a newly created series of an existing INVESCO Funds open-end investment company

     a. Approval of the proposed Agreement and Plan of Reorganization whereby all the assets and liabilities of Global Health Sciences Fund would be transferred to a newly created series of an existing INVESCO Funds open-end investment company, in exchange for shares of the New Fund resulting from the Reorganization;

     b. Approval of a New Investment Advisory Agreement Between INVESCO and the New Fund Resulting from the Reorganization; and

     c. Approval of the following New Fundamental Investment Policies of the New Fund Resulting from the Reorganization:

          i.   Fundamental Investment Restriction Relating to Borrowing;

          ii.  Fundamental    Investment    Restriction   relating   to   Issuer
               Diversification;

          iii. Fundamental Investment Restriction relating to Lending;

          iv.  Conforming Language of Fundamental Investment Policies

          v. Fundamental Investment Restriction Relating to Master-Feeder Structure.

The principal matter to be acted upon at the meeting is Proposal 2. SHAREHOLDERS SHOULD NOTE THAT IN ORDER FOR THE PROPOSED GLOBAL HEALTH SCIENCES FUND REORGANIZATION TO GO INTO EFFECT ALL OF THE INDIVIDUAL PROPOSALS TO BE VOTED ON WHICH ENCOMPASS PROPOSAL 2 MUST BE APPROVED. IF ALL OF PROPOSALS 2(a), 2(b), AND 2(c) DO NOT PASS THEN THE PROPOSED GLOBAL HEALTH SCIENCES FUND REORGANIZATION WILL BE ABANDONED AND GLOBAL HEALTH SCIENCES FUND WILL CONTINUE TO OPERATE AS A CLOSED-END INVESTMENT COMPANY. The intent of Proposal 2 is to allow shareholders to immediately buy and sell shares of the Fund at net asset value, subject to a contingent deferred sales charge explained in the Proxy Statement. The Board of Trustees has unanimously approved this proposal because it believes it is in the best interests of shareholders. Among other things, the board of trustees determined that open-ending the Fund was the most effective action that could be taken to eliminate the persistent discount from net asset value at which the Fund's shares, and the shares of most other equity closed-end funds have historically traded.

We appreciate your thoughtful consideration of these issues and ask that you vote promptly. If we do not receive sufficient votes to approve these proposals, it may necessitate a further mailing or a telephone canvass. The fund has enlisted the services of Shareholder Communications Corporation ("SCC"), a professional proxy solicitation firm, to assist shareholders with the proxy process. As the meeting date approaches, you may receive a call from SCC encouraging you to exercise your right to vote.

Again, we urge you to review the enclosed proxy material and vote your shares utilizing one of the convenient methods found on the voting insert. By voting your shares, you will help us eliminate the possibility of additional expenses incurred from further solicitation efforts.

If you have any questions regarding the enclosed material or the execution of your vote, please call Shareholder Communications Corporation at 1-800-634-9899. Thank you.

                                    Sincerely,

                                    /s/ Mark H. Williamson
                                    --------------------------------
                                    MARK H. WILLIAMSON
                                    President
                                    INVESCO Global Health Sciences Fund

                                      INVESCO  GLOBAL  HEALTH  SCIENCES FUND
                                                      7800 East Union Avenue
                                                      Denver, Colorado 80237

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MAY 8, 2001
================================================================================


Notice is hereby given that the annual meeting of shareholders (the "Meeting") of INVESCO Global Health Sciences Fund (the "Fund") will be held at 7800 E. Union Avenue, Denver, Colorado 80237 on Tuesday May 8, 2001, at 1:00 p.m., Mountain Time, for the following purposes:

1) Election of two trustees: INVESCO and the Board of Trustees propose that Mark H. Williamson and Larry Soll, PhD. be re-elected as Class B Trustees;

2) Reorganization of the Fund as a newly created series of an existing INVESCO Funds open-end investment company

     a. Approval of the proposed Agreement and Plan of Reorganization whereby all the assets and liabilities of Global Health Sciences Fund would be transferred to a newly created series of an existing INVESCO Funds open-end investment company, in exchange for shares of the New Fund resulting from the Reorganization;

     b. Approval of a New Investment Advisory Agreement Between INVESCO and the New Fund Resulting from the Reorganization; and

     c. Approval of the following New Fundamental Investment Policies of the New Fund Resulting from the Reorganization:

          i.   Fundamental Investment Restriction Relating to Borrowing;

          ii.  Fundamental    Investment    Restriction   Relating   to   Issuer
               Diversification;

          iii. Fundamental Investment Restriction Relating to Lending;

          iv.  Conforming Language of Fundamental Investment Policies; and

          v. Fundamental Investment Restriction Relating to Master-Feeder Structure.

The Trustees of the Fund have fixed the close of business on March 9, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

A complete list of shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado 80237. A copy of this list also will be available at the Meeting.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, sign and date the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Trustees of the Fund.

                                    IMPORTANT

Please mark, sign, date and return the enclosed proxy in the accompanying envelope as soon as possible in order to ensure a full representation at the Meeting. The Meeting will have to be adjourned without conducting any business if less than a majority of the eligible shares is represented, and the Fund, at shareholders' expense, will have to continue to solicit votes until a quorum is obtained. The Meeting also may be adjourned, if necessary, to continue to solicit votes if less than the required shareholder vote has been obtained to re-elect the Trustees or approve the other Proposals to be voted on at the meeting. Your vote, then, could be critical in allowing the Fund to hold the Meeting as scheduled. By marking, signing and promptly returning the enclosed proxy, you may eliminate the need for additional solicitation. Your cooperation will be appreciated.

                                               By Order of the Trustees,

                                               /s/ Glen A. Payne
                                               ------------------
                                               Glen A.  Payne
                                               Secretary

Denver, Colorado

Dated:  March 19, 2001

                                 PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS OF:
                       INVESCO GLOBAL HEALTH SCIENCES FUND

                                TABLE OF CONTENTS

Voting Information......................................................4
Synopsis................................................................6

PROPOSAL 1:  ELECTION OF TRUSTEES OF THE FUND...........................7

PROPOSAL 2(a):  TO APPROVE THE REORGANIZATION..........................11
  I.    Summary........................................................11
  II.   Reorganization As A Maryland Corporation.......................12
  III.  Information Regarding Counselor Series Funds...................13
  IV.   Reasons For The Reorganization.................................17
  V.    Master Distribution Plan And Agreement.........................20
  VI.   Comparison Of Open-End And Closed-End Investment Companies.....21
  VII.  Comparison Of A Maryland Corporation And A
        Massachusetts Business Trust...................................22
  VIII. Conclusion.....................................................24

PROPOSAL 2(b) - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT........25
  I.    Current Investment Advisory Agreement..........................25
  II.   Proposed Investment Advisory Agreement.........................25
  III.  Annual Fund Operating Expenses.................................28

PROPOSAL 2(c) - APPROVAL OF THE FOLLOWING NEW  FUNDAMENTAL
        INVESTMENT  POLICIES...........................................30
(i) -   Fundamental Investment Restriction Relating  to Borrowing......30
(ii) -  Fundamental  Investment  Restriction Relating to
        Issuer  Diversification........................................31
(iii) - Fundamental  Investment  Restriction  Relating  to  Lending....31
(iv) -  Conforming Language  of  Fundamental  Investment  Policies.....31
(v)  -  Fundamental Investment Restriction Relating to
        Master-Feeder Structure........................................32
Additional Information Concerning - Non-Fundamental Investment
Restrictions of New Fund...............................................33

APPENDIX A FORM OF AGREEMENT AND PLAN OF REORGANIZATION................35

APPENDIX B INVESTMENT ADVISORY AGREEMENT...............................45

APPENDIX C MASTER  AGREEMENT AND PLAN OF DISTRIBUTION..................52

APPENDIX D CHARTER OF THE AUDIT COMMITTEE..............................59

                                             INVESCO GLOBAL HEALTH SCIENCES FUND
                                                          7800 East Union Avenue
                                                          Denver, Colorado 80237
                                                      (Toll Free) 1(800)528-8765
================================================================================

                                 PROXY STATEMENT

                       ANNUAL MEETING OF SHAREHOLDERS OF:
                       INVESCO GLOBAL HEALTH SCIENCES FUND
                       (A MASSACHUSETTS BUSINESS TRUST)
                            TO BE HELD ON MAY 8, 2001

                               VOTING INFORMATION

      This Proxy Statement ("Proxy Statement") is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of INVESCO Global Health Sciences Fund ("Global Health Sciences Fund" or "Fund") to be used at the Annual Meeting of Shareholders of INVESCO Global Health Sciences Fund and at any adjournments thereof ("Meeting"), to be held on May 8, 2001 at 1:00 p.m. at 7800 East Union Avenue, Denver, Colorado 80237, the principal executive office of Global Health Sciences Fund and INVESCO Funds Group, Inc. ("INVESCO"), the Fund's investment adviser.

      The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about March 19, 2001. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of Global Health Sciences Fund and also may be made by telephone or oral communications by representatives of INVESCO and INVESCO Distributors, Inc. ("IDI"), the distributor of the INVESCO group of investment companies ("INVESCO Funds"), who will not receive any compensation for these activities from Global Health Sciences Fund. In addition, Shareholder Communications Corporation, Inc. will assist the Fund in soliciting proxies for the Meeting and will be paid a fee of approximately $12,500 (or such other fee as determined necessary and appropriate by the Fund) plus out-of-pocket expenses. If you have any questions regarding this Proxy Statement or the execution of your vote, please call Shareholder Communications Corporation at 1
(800) 634-9899. The expenses in connection with preparing this Proxy Statement and its enclosures will be paid by Global Health Sciences Fund. The Fund will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

      If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by Global Health Sciences Fund, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.

      All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted toward establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether a proposal is approved.

      If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted against the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement or on any other business properly presented at the meeting prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

      GLOBAL HEALTH SCIENCES FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR THE FISCAL YEAR ENDED OCTOBER 31, 2000, AND ITS SEMI-ANNUAL REPORT FOR THE PERIOD ENDED APRIL 30, 2000, TO ANY SHAREHOLDER REQUESTING EITHER REPORT. REQUESTS FOR THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT SHOULD BE MADE IN WRITING TO INVESCO GLOBAL HEALTH SCIENCES FUND, 7800 EAST UNION AVENUE, DENVER, COLORADO 80237, OR BY CALLING 1 (800) 528-8765.

      INVESCO, with main offices located at 7800 East Union Avenue, Denver, Colorado 80237, is Global Health Sciences Fund's Investment Adviser.

      As of March 9, 2001, ("Record Date"), Global Health Sciences Fund had 42,278,872 shares of beneficial interest, $0.01 par value per, share outstanding. Shareholders of record of Global Health Sciences Fund at the close of business on March 9, 2001 will be entitled to vote at the Meeting with respect to the proposals set forth in the accompanying notice. Each such shareholder will be entitled to one vote for each share (and proportionate fractional votes for each fraction of a share) held on that date.

      There were no persons known to own beneficially 5% or more of the outstanding shares of the Fund on the Record Date. On the record date, the trustees and officers of the Fund, as a group, beneficially owned less than one percent of the outstanding shares of the Fund.

VOTES REQUIRED: ALTHOUGH SEPARATE VOTES ARE BEING TAKEN ON EACH ELEMENT OF THE REORGANIZATION, THE REORGANIZATION WILL TAKE EFFECT ONLY IF EACH AND EVERY INDIVIDUAL PROPOSAL ENCOMPASSING PROPOSAL 2 IS APPROVED BY SHAREHOLDERS.

PROPOSAL 1

      A MAJORITY OF THE SHARES OF THE FUND ENTITLED TO VOTE, REPRESENTED IN PERSON OR BY PROXY WILL CONSTITUTE A QUORUM AT THE MEETING. IF A QUORUM IS PRESENT, THE AFFIRMATIVE VOTE OF A PLURALITY (I.E., THE LARGEST NUMBER OF SHARES VOTED AT THE MEETING FOR A TRUSTEE NOMINEE) OF THE SHARES REPRESENTED AT THE MEETING AND ENTITLED TO VOTE SHALL DETERMINE PROPOSAL 1.

INTERDEPENDENCY OF PROPOSALS 2(a), 2(b) AND 2(c)

      PROPOSALS 2(a), 2(b) AND 2(c), AND EACH ELEMENT THEREOF ARE BEING PRESENTED TO SHAREHOLDERS BY THE TRUSTEES AS A COMPREHENSIVE PLAN TO REORGANIZE GLOBAL HEALTH SCIENCES FUND AS A SERIES OF AN OPEN-END INVESTMENT COMPANY. ACCORDINGLY, THE PROPOSED GLOBAL HEALTH SCIENCES FUND REORGANIZATION WILL BE IMPLEMENTED ONLY IF SHAREHOLDERS APPROVE ALL THREE OF PROPOSALS 2(a), 2(b) AND 2(c) AND EACH ELEMENT THEREOF.

PROPOSALS 2(a), 2(b) AND 2(c)

      THE DECLARATION OF TRUST OF GLOBAL HEALTH SCIENCES FUND PROVIDES THAT APPROVAL OF PROPOSAL 2(a), CONCERNING REORGANIZATION OF THE FUND AS AN OPEN-END FUND, REQUIRES A MAJORITY SHAREHOLDER VOTE, WHICH IS DEFINED IN THE DECLARATION OF TRUST AS THE VOTE OF THE HOLDERS OF A MAJORITY OF SHARES, WHICH SHALL CONSIST OF A MAJORITY OF SHARES PRESENTED IN PERSON OF BY PROXY AND ENTITLED TO VOTE AT A MEETING OF SHAREHOLDERS AT WHICH A QUORUM, AS DETERMINED IN ACCORDANCE WITH THE BY-LAWS, IS PRESENT. THE DECLARATION OF TRUST OF GLOBAL HEALTH SCIENCES FUND FURTHER PROVIDES THAT SHOULD A GREATER VOTE BE REQUIRED BY THE INVESTMENT COMPANY ACT OF 1940 (THE "1940 ACT"), THEN THAT GREATER VOTE REQUIREMENT SHALL APPLY. BECAUSE PROPOSAL 2(b) CONTAINS APPROVAL OF THE PROPOSED INVESTMENT ADVISORY AGREEMENT, AND PROPOSAL 2(c) CONTAINS CHANGES TO FUNDAMENTAL INVESTMENT RESTRICTIONS, THE 1940 ACT REQUIRES AN AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND. THE 1940 ACT DEFINES "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" AS THE LESSER OF (I) 67% OF THE SHARES OF THE FUND PRESENT AT THE MEETING IF THE OWNERS OF MORE THAN 50% OF THOSE SHARES THEN OUTSTANDING ARE PRESENT IN PERSON OR BY PROXY OR (II) MORE THAN 50% OF THE FUND'S OUTSTANDING SHARES. THEREFORE, THE APPROVAL OF PROPOSALS 2(a), 2(b), AND 2(c) AND EACH ELEMENT THEREOF, REQUIRE THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF THE FUND'S SHAREHOLDERS ENTITLED TO VOTE.

SYNOPSIS

      Shareholders of Global Health Sciences Fund will be asked at the upcoming Meeting (1) to elect two Class B Trustees of Global Health Sciences Fund to serve for a term expiring on the date on which the annual meeting of shareholders is held in 2004, or until their respective successors are duly elected and qualified; (2) to vote upon and approve the reorganization of Global Health Sciences Fund ("Reorganization") as an open-end fund, as more fully described below; (3) if Proposal 2(a) is approved, to approve an Investment Advisory Agreement between INVESCO and the new fund resulting from the Reorganization; and (4) if Proposal 2(a) is approved, to approve the Fundamental Investment Policies of the new fund resulting from the Reorganization.

THE PROPOSED REORGANIZATION

      Shareholders of Global Health Sciences Fund are being asked to approve the Reorganization, the principal purpose of which is to reorganize Global Health Sciences Fund into an open-end fund by reorganizing the Fund as a newly created series ("New Fund") of INVESCO Counselor Series Funds, Inc., a Maryland corporation ("Counselor Series Funds"). As a closed-end fund, Global Health Sciences Fund's shares have often traded at a discount to net asset value
("NAV"). Reorganizing Global Health Sciences Fund into an open-end fund will eliminate the discount and give shareholders of New Fund the ability IMMEDIATELY to realize the value of their shares by redeeming them from New Fund at NAV (subject to a Contingent Deferred Sales Charge ("CDSC") of 2% for the first twelve months following the Reorganization, as described in Proposal 2(a)).

      The Reorganization will be accomplished pursuant to an Agreement and Plan of Reorganization ("Agreement") which is attached hereto as Appendix A. The Agreement provides for the acquisition by New Fund of all of the assets of Global Health Sciences Fund in exchange, share for share, for Class A shares of stock of New Fund and the assumption by New Fund of the liabilities of Global Health Sciences Fund. The net asset value per share of New Fund will equal the net asset value per share of Global Health Sciences Fund on the date of Reorganization. As provided in the Agreement, Global Health Sciences Fund will then constructively distribute the Class A shares of New Fund to its shareholders in liquidation of Global Health Sciences Fund. The Reorganization will occur as soon as practical after the Annual Meeting, or on such other date as the Board of Trustees of Global Health Sciences Fund and the Board of Directors of Counselor Series Funds may determine ("Closing Date"). Accordingly, as a result of the Reorganization, Global Health Sciences Fund will dissolve and the former shareholders of Global Health Sciences Fund will become Class A shareholders of New Fund. It is expected that the Reorganization will be completed on or before May 31, 2001, but may be delayed if an adjournment of the Meeting is required.

      New Fund will have the same investment objective, and, except as described below, generally similar investment policies and restrictions as currently apply to Global Health Sciences Fund. However, as described in Proposal 2(c), Global Health Sciences Fund's investment restrictions and policies are, in specific and material respects, different from those associated with New Fund and Counselor Series open-end equity funds. These differences in fundamental investment restrictions relate to the Funds' ability to borrow, to lend assets, and their issuer diversification requirements. New Fund will have non-fundamental investment policies that differ from those of Global Health Sciences Fund, including a lower limit on New Fund's ability to invest in illiquid securities, and a higher limit on New Fund's ability to engage in short selling. In addition, shareholders will be asked to approve a fundamental investment policy permitting New Fund to invest all of its assets in another open-end investment company managed by INVESCO or an affiliate with substantially the same investment objective and policies as New Fund.

      In connection with their requested approval of the Reorganization described in Proposal 2(a) shareholders, will also be asked to approve a proposed Investment Advisory Agreement described in Proposal 2(b), and attached hereto as Appendix B. Under the Proposed Investment Advisory Agreement, INVESCO will manage New Fund, but will change its management fee from an annual rate of 1.00% on ending daily net assets up to and including $500 million, and 0.90% on ending daily net assets in excess of $500 million, to a base management fee calculated at the annual rate of 1.50% of the Fund's daily net assets (the "Base Fee"). This Base Fee will be adjusted, on a monthly basis (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of the Fund exceeds the sum of 2.00% plus the investment record of the Morgan Stanley Health Care Product Index (the "Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of New Fund (the "Fee Adjustment"). The maximum or minimum adjustment will be 1.00% annually. During the first twelve months of operation, the management fee will be charged at the base fee of 1.50% with no performance adjustment. The anticipated total operating expenses of New Fund are projected to be 2.00%, which is higher than the current total operating expenses of Global Health Sciences Fund.

      Each shareholder of Global Health Sciences Fund will receive a number of full and fractional Class A shares of New Fund equal in number and value to the aggregate net asset value of Global Health Sciences Fund held by such shareholder on the Closing Date. The net asset value of each fund shall be determined according to valuation procedures that are the same for both funds. Global Health Sciences Fund shareholders will not pay any sales load in connection with the Reorganization and the exchange of Global Health Sciences Fund shares for Class A shares of New Fund.

      However, the Class A shares will be subject to a 12b-1 fee calculated as a percentage of New Fund's average net assets that are acquired by New Fund after the Reorganization attributable to Class A shares at an annual rate of 0.35%. This 12b-1 structure initially reduces the 12b-1 fee paid by New Fund below 0.35% of average net assets because the 0.35% 12b-1 fee is based only on assets acquired by New Fund after the Closing Date, and is therefore based on less than 100% of New Fund's total Class A assets. The 12b-1 fee applicable to the Class A shares will be lower than the 12b-1 fee applicable to any other share class of New Fund available to non-institutional investors. New Fund will enter into the Master Plan and Agreement for Distribution - Class A shares (the "Plan"), attached hereto as Appendix C, if shareholders approve Proposals 2, 3, and 4.

      The proposed Plan is prospective in nature. Thus, the fee will only be assessed based on new sales of New Fund Class A shares, exchanges into the Class A shares and reinvestments of dividends and capital gains distributions (collectively "New Class A Assets") of New Fund which occur after the Plan is implemented. The distribution fees would be absorbed pro rata by all New Fund shareholders. The Plan would limit the amount of New Fund's assets which could be used for distribution and promotion of Class A shares during any 12-month period to a maximum of 0.35 of 1% (35 basis points) of New Class A Assets added after the Plan is implemented. Any increase in this rate would require approval of the Board and shareholders of New Fund. At no time will the fees under the Plan be applied to a level of New Class A Assets higher than the net Class A assets of New Fund.

      The Global Health Sciences Fund and Counselor Series Funds have received an opinion of their fund counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will not result in any gain or loss for Federal income tax purposes to Global Health Sciences Fund, New Fund, shareholders of Global Health Sciences Fund or shareholders of New Fund.

      If approved at the meeting, it is anticipated that the Reorganization will occur as soon as practical after the meeting, but the Reorganization could be delayed or cancelled as provided in the Agreement. It is expected that if the Reorganization is approved at the Meeting, the Reorganization will be completed on or before May 31, 2001. The Agreement provides that, if either the Board of Trustees of Global Health Sciences Fund, or Board of Directors of Counselor Series Funds determines that consummation of the Reorganization is impracticable or inadvisable due to adverse market developments, or otherwise, the parties may determine to delay the Reorganization or terminate the Agreement in its entirety. See "Proposal 2(a) -- To Approve the Reorganization."

                                  THE PROPOSALS

PROPOSAL 1:  ELECTION OF TRUSTEES OF THE FUND

      The Fund currently has five Trustees, divided into three classes, with one Trustee in Class A, two Trustees in Class B and two Trustees in Class C. The Class B Trustees' terms will expire at the Meeting to be held on May 8, 2001; the Class A Trustee's term will expire at the annual meeting of shareholders to be held in 2002; and the Class C Trustees' terms will expire at the annual meeting of shareholders to be held in 2003.

      At the Meeting, two Class B Trustees are to be elected to hold office until the 2004 annual meeting of shareholders and until their successors are elected and qualified. The nominees, Larry Soll, Ph.D., who is presently a Trustee of Global Health Sciences Fund, and Mark H. Williamson, who is presently Chairman of the Board, have consented to serve if re-elected, and no circumstances now known will prevent the nominees from serving. If either of the nominees should be unable to serve, the proxy will be voted for substitute nominees proposed by the present trustees.

Information concerning the Trustees of the Fund is set forth below.

                                                                                                           No. of Fund
                                                                                                           Shares
                                                                                                           Beneficially
                                                                                                           Owned Directly
                                Principal Occupation During Past Five Years and                            or Indirectly on
Name and Address                Other Affiliations*                                     Trustees Since     March 9, 2001+
----------------------------------------------------------------------------------------------------------------------------
Class A                         Vice Chairman of the Board of the INVESCO Funds;            1992                  144.070
Fred A. Deering#                formerly Chairman of the Executive Committee and
Security Life Center            Chairman of the Board of Security Life of Denver
1290 Broadway                   Insurance Company, Denver, Colorado; Director of
Denver, CO 80203                ING American Holding Company and First ING Life
                                Insurance Company of New York. Age 73.
----------------------------------------------------------------------------------------------------------------------------
Class B                         President, Chief Executive Officer, and Chairman            2000                        0
Mark H. Williamson*             of the Board of the INVESCO Funds; President,
7800 E. Union Avenue            Chief Executive Officer and Chairman of the Board
Denver, Colorado 80237          of INVESCO Funds Group, Inc.; President, Chief
Chairman of the Board           Executive Officer and Chairman of the Board of
                                INVESCO Distributors, Inc.; President, Chief
                                Operating Officer and Chairman of the Board of
                                INVESCO Global Health Sciences Funds; formerly,
                                Chairman and Chief Executive Officer of NationsBanc
                                Advisors, Inc.; formerly Chairman of NationsBanc
                                Investments, Inc. Age 49
----------------------------------------------------------------------------------------------------------------------------
Class B                         Retired. Formerly, Chairman of the Board (1987 to           1991                   34,882
Larry Soll, Ph.D.#              1994), Chief Executive Officer (1982 to 1989; 1993
4291 Westside Road              to 1994) and President (1982 to 1989) of Synergen Inc.
Friday Harbor, WA 98250         (a biotechnology company), Boulder, Colorado. Director
                                of Synergen since its incorporation in 1982. Formerly,
                                Director of ISIS Pharmaceuticals, Inc. (1991 to 2000).
                                Director of INVESCO Funds. Age 58
----------------------------------------------------------------------------------------------------------------------------
Class C                         Retired. Formerly, Vice Chairman of the Board of The        1991               19,107.783
John W. McIntyre#               Citizens and Southern Corporation and Chairman of
7 Piedmont Center,              the Board and Chief Executive Officer of The Citizens
Suite 100                       and Southern Georgia Corp. and The Citizens and
Atlanta, GA 30305               Southern National Bank. Director of the INVESCO
                                Funds and Kaiser Foundation Health Plans of Georgia,
                                Inc. Trustee of Gables Residential Trust, Employee's
                                Retirement System of GA, Emory University, and J.M.
                                Tull Charitable Foundation. Age 70
----------------------------------------------------------------------------------------------------------------------------
Class C                         Chairman and Chief Executive Officer of AMVESCAP        1991 (Mr. Brady did             0
Charles W. Brady++              PLC, London, England, and of various subsidiaries       not serve as a
1315 Peachtree Street, NE       thereof. Chairman of the Board of the Fund from         trustee between
Atlanta, GA 30309               1991-1997, and 1998-2000. Director of INVESCO           2/28/1997 and
                                Funds. Age 65.                                          8/3/1998)
----------------------------------------------------------------------------------------------------------------------------
All trustees and executive                                                                                     54,133.853
officers as a group
----------------------------------------------------------------------------------------------------------------------------

     * As used in this Proxy Statement, the term "INVESCO Funds" refers to the 9 investment companies, consisting of 45 separate portfolios, managed by INVESCO Funds Group and distributed by IDI, excluding Global Health Sciences Fund.

     #     Member of the audit committee.

     + As interpreted by the Securities and Exchange Commission, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security. The persons listed have sole voting and investment power with respect to their respective Fund shares.

      ++ Because of his affiliation with INVESCO Funds Group, the Fund's investment adviser, or companies affiliated with INVESCO Funds Group, this individual is deemed to be an "interested person" of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

      The only standing committee of Global Health Sciences Fund is the Audit Committee. The Global Health Sciences Fund's Audit Committee is composed entirely of Trustees who are not "interested persons" of the Fund or of INVESCO or its affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. Currently, Messrs. Deering and McIntyre, and Dr. Soll are members of the Audit Committee. The Audit Committee convened three times during the fiscal year ended October 31, 2000. The principal functions of the Audit Committee are to recommend to the Board the appointment of the Fund's independent accountants, to review with the independent accountants the scope, performance and anticipated cost of their audit and to receive and consider a report from the independent accountants concerning their conduct of the audit, including the form of the opinion proposed to be rendered and any comments or recommendations the independent accountants might want to make in that connection. The Fund adopted an Audit Committee Charter on May 8, 2000. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix D.

      The Audit  Committee  has  received  written  disclosures  and the  letter required by Independence Standards Board Standard No. 1 from PricewaterhouseCoopers LLP ("PwC"), the Fund's independent accountants, and has discussed with PwC its independence. The Audit Committee has also reviewed and discussed the audited financial statements with Fund management and PwC, and discussed certain matters with PwC required to be discussed by Statements on Auditing Standards No. 61.

      Based on the foregoing, the Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements be included in the Fund's Annual Report for the fiscal year ended October 31, 2000.

TRUSTEE COMPENSATION

      The following table shows the compensation paid by Global Health Sciences Fund to its three independent Trustees for their services as trustees of the Fund in the fiscal year ended October 31, 2000. The following table also shows the total compensation paid by Global Health Sciences Fund and the INVESCO Funds to these Trustees for their services as Directors or Trustees during the year ended December 31, 2000.

                               COMPENSATION TABLE

                       AMOUNTS PAID DURING THE MOST RECENT
                       FISCAL YEAR BY THE FUND TO TRUSTEES

                   AGGREGATE      BENEFITS       ESTIMATED    COMPENSATION FROM
                  COMPENSATION   ACCRUED AS       ANNUAL         THE FUND AND
NAME OF PERSON,     FROM THE     PART OF FUND   BENEFITS UPON    INVESCO FUNDS
POSITION              FUND       EXPENSES(2)    RETIREMENT(3)  PAID TO TRUSTEES
--------------------------------------------------------------------------------
FRED A. DEERING      19,000          20,276          8,000           112,250
JOHN W. MCINTYRE(1)  22,000          19,035          9,261           116,000
DR. LARRY SOLL       19,000          13,202         15,839           110,100
                     ------          ------         ------           -------
TOTAL                60,000          52,513         33,100           338,350
AS A PERCENTAGE      0.0064%(4)      0.0056%(4)                      0.0008%(5)
OF NET ASSETS

(1) The chairman of the audit committee receives compensation for serving in such capacity in addition to the compensation paid to all Independent Trustees.
(2) Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of Trustees. This plan was adopted by the Board of Trustees on October 12, 1998.
(3) These figures represent Global Health Sciences Fund's estimated annual benefits payable upon the Trustee's retirement. These estimated benefits assume retirement at age 72 and that the basic retainer payable to Trustees will be adjusted periodically for inflation. This results in lower estimated benefits for Trustees who are closer to retirement and higher estimated benefits for Trustees who are farther from retirement. Each of these Trustees has served as a Trustee for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.
(4) Total as a percentage of Global Health Sciences Fund's net assets as of October 31, 2000.
(5) Total as a percentage of the INVESCO Funds' net assets as of December 31, 2000.

      Trustees who are not "interested persons" of Global Health Sciences Fund (as defined under federal law) and of the INVESCO Funds (the "Independent Trustees"), establish their own compensation from the Fund and the INVESCO Funds and are not paid by INVESCO or any affiliated company. Messrs. Brady and Williamson, as "interested persons" of the Fund and of the INVESCO Funds, receive compensation as officers of companies affiliated with INVESCO, but do not receive any Trustee fees or other compensation from the Fund or from other funds in the INVESCO Funds for their service as a Trustee or Director.

      On October 12, 1998, the Board of Trustees of the Fund adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Trustees of the Fund. Under the Plan, each Trustee who is not an interested person of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and who has served for at least five years (a "Qualified Trustee") is entitled to receive four quarterly payments during the first twelve months after his retirement, with each payment up to 25 percent of a basic benefit (the "First Year Retirement Benefit").

      Trustees normally retire between the ages of 72 and 75, if the retirement date is extended by the Board. In no event may a Trustee retire later than the last day of the calendar quarter in which the Trustee's seventy-fifth birthday occurs.

      Beginning with the first anniversary of the Qualified Trustee's retirement, and beginning as of the retirement of an Independent Trustee whose retirement is after the date of the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the Independent Trustee will receive, for the remainder of his life, a benefit (the "Benefit"), payable quarterly, with each quarterly payment to be equal to 50% of the First Year Retirement Benefit.

      If an Independent Trustee's service as a Trustee is terminated because of his death after the last day of the calendar quarter in which such Trustee's seventy-second birthday occurred and before the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurs, the designated beneficiary of the Independent Trustee will receive the First Year Retirement Benefit and will, beginning with the quarter following the quarter in which the last First Year Retirement Benefit is paid, receive the Benefit for a period of ten years, with quarterly payments to be made to the designated beneficiary.

      If an Independent Trustee's service as a Trustee is terminated because of his death before the last day of the calendar quarter in which such Trustee's seventy-second birthday occurs or after the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the designated beneficiary of the Independent Trustee will receive the Benefit for a period of ten years, with quarterly payments to be made to the designated beneficiary beginning in the first quarter following the Independent Trustee's death.

      If an Independent Trustee's service as a Trustee is terminated because of his disability after the last day of the calendar quarter in which such Trustee's seventy-second birthday occurred and before the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurs, the Independent Trustee will receive the First Year Retirement Benefit and will, beginning with the quarter following the quarter in which the last First Year Retirement Benefit payment is made, receive the Benefit for the remainder of his life, with quarterly payments to be made to the disabled Independent Trustee. If the disabled Independent Trustee should die before the First Year Retirement Benefit payments are completed and before forty quarterly Benefit payments are made, such payments will continue to be made to the Independent Trustee's designated beneficiary until the aggregate of the First Year Retirement Benefit payments and forty quarterly Benefit payments have been made to the disabled Independent Trustee and his designated beneficiary.

      If an Independent Trustee's service as a Trustee is terminated because of his disability before the last day of the calendar quarter in which such Trustee's seventy-second birthday occurs or after the last day of the calendar quarter in which such Trustee's seventy-fifth birthday occurred, the Independent Trustee will receive the Benefit for the remainder of his life, with quarterly payments to be made to the disabled Independent Trustee beginning in the first quarter following the Independent Trustee's termination for disability. If the disabled Independent Trustee should die before forty quarterly payments are made, payments will continue to be made to the Independent Trustee's designated beneficiary until the aggregate of forty quarterly payments has been made to the disabled Independent Trustee and his designated beneficiary.

      Any question involving entitlement to payments under or the administration of the Plan will be referred to a four-person committee (the "Committee") composed of three Independent Trustees designated by all of the Independent
Trustees of the Fund and one trustee of the Fund who is not an Independent Trustee, designated by the non-Independent Trustees. Except as otherwise provided, the Committee will make all interpretations and determinations necessary or desirable for the Plan's administration, and such interpretations and determinations will be final and conclusive. Committee members will be elected annually.

      The Committee will represent and act on behalf of the Fund in respect of the Plan and, subject to the other provisions of the Plan, the Committee may adopt, amend or repeal bylaws or other regulations relating to the administration of the Plan, the conduct of the Committee's affairs, its rights or powers, or the rights or powers of its members. The Committee will report to the Independent Trustees and to the Board of Trustees from time to time on its activities in respect of the Plan. The Committee or persons designated by it will cause such records to be kept as may be necessary for the administration of the Plan. The cost of the Plan is paid by the Fund.

      If the Reorganization is approved, the Plan will terminate and no additional benefits will accrue to Qualified Trustees after the completion of the Reorganization.

      A Deferred Fee Agreement for Independent Trustees became effective on January 1, 1999. Pursuant to the Deferred Fee Agreement, the Independent Trustees may defer receipt of a portion of the compensation, which they would otherwise have been paid as Trustees of the Fund. The deferred amount is invested in shares of the Fund. Each Independent Trustee who has elected to defer payment of fees pursuant to the Deferred Fee Agreement may be deemed to have an indirect interest in shares of the Fund, in addition to any Fund shares he may own directly or beneficially.

      If the Reorganization is approved, Trustees will no longer receive fees for their services as Trustees and therefore no additional deferral of fees will accrue pursuant to the Deferred Fee Agreement.

      The Fund's Officers and Trustees, persons who are beneficial owners of more than 10% of the Fund's shares, and certain persons affiliated with INVESCO are required to file reports of their holdings and transactions in the Fund's shares with the Securities and Exchange Commission and the New York Stock Exchange, and to furnish the Fund with copies of those reports. Based solely upon its review of the copies it has received and upon written representations it has obtained from these persons, the Fund believes that during the fiscal year ended October 31, 2000, these persons have complied with all such filing requirements.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                  SHAREHOLDERS VOTE TO RE-ELECT THE NOMINEES AS
                              TRUSTEES OF THE FUND.

PROPOSAL 2(a):  TO APPROVE THE REORGANIZATION

I.    SUMMARY

      Shareholders of Global Health Sciences Fund are being asked to vote on and approve the Reorganization, the principal purpose of which is to reorganize Global Health Sciences Fund into an open-end fund. As a closed-end fund, Global Health Sciences Fund does not continuously redeem outstanding shares or sell new shares. Instead, Global Health Sciences Fund's shares, which are listed on the New York Stock Exchange ("NYSE"), trade on the secondary market. Since it commenced operations January 24, 1992, Global Health Sciences Fund's shares have generally traded at a discount to net asset value ("NAV"), with infrequent instances in which Fund shares have traded at or above net asses value. Reorganizing Global Health Sciences Fund into an open-end fund will IMMEDIATELY eliminate the discount and give shareholders the ability to realize the full value of their shares by redeeming them from New Fund at NAV (subject to a CDSC of 2% for the first twelve months following the Reorganization, as described below).

      The Reorganization will be accomplished pursuant to an Agreement and Plan of Reorganization between Global Health Sciences Fund and INVESCO Counselor Series Funds, Inc., a Maryland corporation, which provides for the reorganization of Global Health Sciences Fund as a newly created series ("New Fund") of Counselor Series Funds. Pursuant to the Agreement, New Fund will acquire all of the assets of Global Health Sciences Fund in exchange for Class A shares of common stock of New Fund and the assumption by New Fund of the liabilities of Global Health Sciences Fund. As provided in the Agreement, Global Health Sciences Fund will then distribute the Class A shares of New Fund to its shareholders. Each shareholder will be credited with a number of full and fractional Class A shares of New Fund equal in value to the aggregate net asset value of the shares of Global Health Sciences Fund held by such shareholder on the date of the Reorganization. Accordingly, as a result of the Reorganization, Global Health Sciences Fund will dissolve and the shareholders of Global Health Sciences Fund will become shareholders of New Fund. The net asset value per share of New Fund will equal the net asset value per share of Global Health Sciences Fund on the date of the Reorganization.

      New Fund will have the same investment objective, and, except as described below, generally similar investment policies and restrictions as currently exist for Global Health Sciences Fund. However, as described below, Global Health Sciences Fund's investment restrictions and policies are, in specific and material respects, different from those associated with New Fund and Counselor Series Funds. As a result of the Reorganization, Global Health Sciences Fund's shares will be delisted from the NYSE.

      In connection with voting on the Reorganization described in this Proposal 2(a), shareholders of Global Health Sciences Fund are also being asked to approve a new Investment Advisory Agreement, between Counselor Series Funds, on behalf of New Fund, and INVESCO, as described in Proposal 2(b), and approve the Fundamental Investment Policies for New Fund, described in Proposal 2(c). PROPOSALS 2(a), 2(b), AND 2(c) ARE BEING PRESENTED TO SHAREHOLDERS BY THE TRUSTEES AS A COMPREHENSIVE PLAN TO REORGANIZE GLOBAL HEALTH SCIENCES FUND AS A SERIES OF COUNSELOR SERIES FUNDS. ACCORDINGLY, THE PROPOSED GLOBAL HEALTH SCIENCES FUND REORGANIZATION WILL BE IMPLEMENTED ONLY IF SHAREHOLDERS APPROVE ALL ELEMENTS OF PROPOSALS 2(a), 2(b), AND 2(c).

     The Board of Trustees of Global Health Sciences Fund, including all of the Trustees who are not "interested persons" of Global Health Sciences Fund within the meaning of the 1940 Act (the "Independent Trustees"), has unanimously approved the Reorganization and has determined that the Reorganization is in the best interest of Global Health Sciences Fund and that the interests of the existing shareholders of Global Health Sciences Fund will not be diluted as a result of the Reorganization. As part of the Reorganization, the Board has also approved the issuance of Class A shares of New Fund to existing shareholders of Global Health Sciences Fund.

      If approved at the Meeting, it is anticipated that the Reorganization will be implemented as soon as practical after the Annual Meeting. It is expected that the Reorganization will be completed on or before May 31, 2001. However, the Agreement provides that if either the Board of Trustees of Global Health Sciences Fund or the Board of Directors of Counselor Series Funds determines that consummation of the Reorganization is impracticable or inadvisable due to adverse market developments or otherwise, the parties may determine to delay the Reorganization or terminate the Agreement in its entirety.

II.   REORGANIZATION AS A MARYLAND CORPORATION

      Shareholders are being asked to approve the Agreement pursuant to which Global Health Sciences Fund would effectively reorganize from a Massachusetts business trust to an open-end, multiple-class fund organized as a newly created series of Counselor Series Funds. Counselor Series Funds is an open-end investment company organized as a Maryland corporation by Articles of Incorporation dated April 24, 2000, as amended November 6, 2000 and supplemented, November 9, 2000. The Articles of Incorporation authorize the issuance of shares in different series and authorize the Board of Directors, without shareholder action, to establish and create additional series and to designate the rights and preferences thereof. Currently, there are two series of Counselor Series Funds: INVESCO Advantage Fund, and INVESCO Global Growth Fund. The Directors of Counselor Series Funds have authorized the designation of New Fund as an additional series of Counselor Series Funds. The interests of investors in the various series of Counselor Series Funds will be separate and distinct. All assets and liabilities of a particular series are allocated and belong entirely to that series.

      New Fund will have three classes of shares with differing sales load and distribution fee structures: Class A, Class B, and Class C. The shareholders of Global Health Sciences Fund will receive Class A shares of New Fund in the Reorganization in exchange for their shares of Global Health Sciences Fund. No sales load will be payable on the Class A shares received in this exchange, but the Class A shares will be subject to a 12b-1 fee calculated as a percentage of New Fund's average net assets acquired by New Fund after the Reorganization attributable to Class A shares at an annual rate of 0.35%. This 12b-1 structure initially reduces the 12b-1 fee paid by New Fund below 0.35% because the 0.35% 12b-1 fee is based only on assets going into New Fund after the Closing Date, and is therefore based on less than 100% of New Fund's total Class A assets.

      The 12b-1 fee applicable to the Class A shares of New Fund is lower than the 12b-1 fee applicable to the shares of other classes of New Fund available to non-institutional investors. New purchases of Class A shares of New Fund will be subject to a maximum front-end sales load of 5.50% and will also be subject to the 12b-1 fee. Shareholders of the New Fund will have the ability to purchase or otherwise acquire additional Class A shares and shares of other classes of New Fund for which they are eligible at a price based on the NAV of the shares (subject to each Class' maximum sales charge).

      The Class A shares of New Fund acquired in exchange for shares of Global Health Sciences Fund will be subject to a Contingent Deferred Sales Charge ("CDSC") of 2% of the net asset value of such shares if such shares are redeemed out of New Fund during the first twelve months following the Reorganization. No CDSC will be imposed on new sales of New Fund's shares; however a sales load will be charged. The proceeds of the CDSC will be retained by INVESCO in order to partially offset increased distribution costs that will be incurred by INVESCO as more fully described herein at the section entitled "Master Distribution Plan and Agreement." The CDSC is designed to reduce the possibility that New Fund will experience significant out flows of assets resulting from shareholder redemptions occurring after the conversion of Fund to an open-end fund, thereby protecting the interests of shareholders who exchange their shares of Global Health Sciences Fund for shares of New Fund by maintaining a stable asset base.

      New Fund may also incur transaction costs to the extent that New Fund must sell portfolio securities to finance redemptions, and New Fund may realize taxable gains as a result of these sales that must be distributed as taxable distributions to shareholders.

      For a discussion of the differences between open-end and closed-end funds, see "Comparison of Open-End and Closed-End Investment Companies" below.

III.  INFORMATION REGARDING COUNSELOR SERIES FUNDS

      If the Reorganization is approved by shareholders New Fund's Board of Directors will consist of the five Trustees of Global Health Sciences Fund plus four other Directors of Counselor Series who are not currently Trustees of Global Health Sciences Fund. Each of the nine individual Directors of Counselor Series, identified in the table below, is currently Directors of all the INVESCO mutual funds. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All Directors holding positions with Counselor Series Funds also hold the same positions for all of the other open-end funds advised by INVESCO.

                              Position(s) Held With   Principal Occupation(s)
Name, Address, and Age        Counselor Series        During Past Five Years
--------------------------------------------------------------------------------

Mark H. Williamson (2)(3)     President, Chief Exec-  President, Chief Executive
7800 E. Union Avenue          utive Officer and       Officer and Chairman of
Denver, Colorado              Chairman of the Board   the Board of INVESCO
Age: 49                                               Funds Group, Inc.; Presi-
                                                      dent, Chief Executive
                                                      Officer and Chairman of
                                                      the Board of INVESCO
                                                      Distributors, Inc.; Presi-
                                                      dent, Chief Operating
                                                      Officer and Chairman of
                                                      the Board of INVESCO
                                                      Global Health Sciences
                                                      Fund; formerly, Chairman
                                                      and Chief Executive
                                                      Officer of NationsBanc
                                                      Advisors, Inc.; formerly,
                                                      Chairman of NationsBanc
                                                      Investments, Inc.

Fred A. Deering (1)(2)(7)(8)  Vice Chairman of the    Trustee of INVESCO Global
Security Life Center          Board                   Health Sciences Fund;
1290 Broadway                                         formerly, Chairman of the
Denver, Colorado                                      Executive Committee and
Age: 73                                               Chairman of the Board of
                                                      Security Life of Denver
                                                      Insurance Company;
                                                      Director of ING American
                                                      Holdings Company and First
                                                      ING Life Insurance
                                                      Company of New York.

                              Position(s) Held With   Principal Occupation(s)
Name, Address, and Age        Counselor Series        During Past Five Years
--------------------------------------------------------------------------------
Victor L. Andrews,            Director                Professor Emeritus, Chair-
Ph.D.(4)(6)(10)                                       man Emeritus and Chairman
34 Seawatch Drive                                     of the CFO Roundtable of
Savannah, Georgia                                     the Department of Finance
Age:  70                                              of Georgia State
                                                      University; President,
                                                      Andrews Financial
                                                      Associates, Inc.
                                                      (consulting firm);
                                                      Director of The Sheffield
                                                      Funds, Inc.; formerly,
                                                      member of the faculties of
                                                      the Harvard Business
                                                      School and the Sloan
                                                      School of Management of
                                                      MIT.


Bob R. Baker(2)(4)(5)(9)(10)  Director                Consultant (since 2000);
37 Castle Pines Dr., N.                               formerly, President and
Castle Rock, Colorado                                 Chief Executive Officer
Age:  64                                              (1989 to 2000) of AMC
                                                      Cancer Research Center,
                                                      Denver, Colorado; until
                                                      mid-December 1988, Vice
                                                      Chairman of the Board of
                                                      First Columbia Financial
                                                      Corporation, Englewood,
                                                      Colorado; formerly,
                                                      Chairman of the Board and
                                                      Chief Executive Officer of
                                                      First Columbia Financial
                                                      Corporation.


Charles W. Brady(3)(10)       Director                Chief Executive Officer
1315 Peachtree St., N.E.                              and Chairman of
Atlanta, Georgia                                      AMVESCAP PLC, London,
Age:  65                                              England and various
                                                      subsidiaries of AMVESCAP
                                                      PLC; Trustee of INVESCO
                                                      Global Health Sciences
                                                      Fund.


Lawrence H. Budner            Director                Trust Consultant; prior to
(1)(5)(10)                                            June 30, 1987, Senior Vice
7608 Glen Albens Circle                               President and Senior Trust
Dallas, Texas                                         Officer of InterFirst
Age:  70                                              Bank, Dallas, Texas.

                              Position(s) Held With   Principal Occupation(s)
Name, Address, and Age        Counselor Series        During Past Five Years
--------------------------------------------------------------------------------
James T. Bunch(4)(5)(9)                               Principal and Founder of
3600 Republic Plaza           Director                Green Manning & Bunch
370 Seventeenth Street                                Ltd., Denver, Colorado,
Denver, Colorado                                      since August 1988; Direc-
Age:  58                                              tor and Secretary of
                                                      Green Manning & Bunch
                                                      Securities, Inc., Denver,
                                                      Colorado, since September
                                                      1993; Vice President and
                                                      Director of Western Golf
                                                      Association and Evans
                                                      Scholars Foundation;
                                                      formerly, General Counsel
                                                      and Director of Boettcher
                                                      & Co., Denver, Colorado;
                                                      formerly, Chairman and
                                                      Managing Partner of Davis
                                                      Graham & Stubbs, Denver,
                                                      Colorado.


Wendy L. Gramm,               Director                Self-employed (since
Ph.D.(4)(6)(9)                                        1993); Distinguished
3401 N. Fairfax                                       Senior Fellow and Direc-
Arlington, VA                                         tor, Regulatory Studies
Age: 56                                               Program, Mercatus Center,
                                                      George Mason University,
                                                      VA; formerly, Chairman,
                                                      Commodity Futures Trading
                                                      Commission; Administrator
                                                      for Information and
                                                      Regulatory Affairs at the
                                                      Office of Management and
                                                      Budget; Also, Director of
                                                      Enron Corporation, IBP
                                                      Inc., State Farm Insurance
                                                      Company, International
                                                      Republic Institute, and
                                                      the Texas Public Policy
                                                      Foundation; formerly,
                                                      Director of the Chicago
                                                      Mercentile Exchange
                                                      (1994-1999), Kinetic
                                                      Concepts, Inc. (1996-1997)
                                                      and the Independent
                                                      Women's Forum (1994-1999).


Richard W. Healey(3)          Director                Director and Senior Vice
7800 E. Union Avenue                                  President of INVESCO
Denver, Colorado                                      Funds Group, Inc.; Direc-
Age:  46                                              tor and Senior Vice Presi-
                                                      dent of INVESCO
                                                      Distributors, Inc.; for-
                                                      merly, Senior Vice Presi-
                                                      dent of GT Global-North
                                                      America (1996 to 1998)
                                                      and The Boston Company
                                                      (1993 to 1996).

                              Position(s) Held With   Principal Occupation(s)
Name, Address, and Age        Counselor Series        During Past Five Years
--------------------------------------------------------------------------------
Gerald J. Lewis(1)(6)(7)                              Chairman of Lawsuit Res-
701 "B" Street                Director                olution Services, San
Suite 2100                                            Diego, California since
San Diego, California                                 1987; Director of General
Age:  67                                              Chemical Group, Inc.,
                                                      Hampdon, New Hampshire,
                                                      since 1996; formerly,
                                                      Associate Justice of the
                                                      California Court of
                                                      Appeals; Director of
                                                      Wheelabrator Technologies,
                                                      Inc., Fisher Scientific,
                                                      Inc., Henley
                                                      Manufacturing, Inc., and
                                                      California Coastal
                                                      Properties, Inc.; Of
                                                      Counsel, Latham &
                                                      Watkins, San Diego,
                                                      California (1987 to
                                                      1997).


John W. McIntyre (1)(2)(5)(7) Director                Retired. Formerly, Vice
7 Piedmont Center                                     Chairman of the Board
Suite 100                                             of Directors of The
Atlanta, Georgia                                      Citizens and Southern
Age: 70                                               Corporation and Chairman
                                                      of the Board and Chief
                                                      Executive Officer of The
                                                      Citizens and Southern
                                                      Georgia Corp. and The
                                                      Citizens and Southern
                                                      National Bank; Trustee of
                                                      INVESCO Global Health
                                                      Sciences Fund, Gables
                                                      Residential Trust,
                                                      Employee's Retirement
                                                      System of GA, Emory
                                                      University, and J.M. Tull
                                                      Charitable Foundation;
                                                      Director of Kaiser Foun-
                                                      dation Health Plans of
                                                      Georgia, Inc.


Larry Soll, Ph.D.             Director                Retired.  Formerly, Chair-
(4)(6)(9)(10)                                         man of the Board (1987 to
4291 Westside Road                                    1994), Chief Executive
Friday Harbor, WA 98250                               Officer (1982 to 1989 and
Age:  58                                              1993 to 1994) and Presi-
                                                      dent (1982 to 1989) of
                                                      Synergen Inc.; Director
                                                      of Synergen since
                                                      incorporation in 1982;
                                                      Formerly, Director of Isis
                                                      Pharmaceuticals, Inc.
                                                      (1991 to 2000); Trustee
                                                      of INVESCO Global
                                                      Health Sciences Fund.

(1)   Member of the audit committee of the Counselor Series Funds.

(2) Member of the executive committee of the Counselor Series Funds. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers, which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

(3) These directors are "interested persons" of the Counselor Series Funds defined in the 1940 Act.

(4)   Member of the management liaison committee of the Counselor Series Funds.

(5)   Member of the brokerage committee of the Counselor Series Funds.

(6)   Member of the derivatives committee of the Counselor Series Funds.

(7)   Member of the legal committee of the Counselor Series Funds.

(8)   Member of the insurance committee of the Counselor Series Funds

(9)   Member of the nominating committee of the Counselor Series Funds.

(10)  Member of the compensation committee of the Counselor Series Funds.

IV.   REASONS FOR THE REORGANIZATION

      Global Health Sciences Fund was organized on November 18, 1991, as a closed-end fund because it was believed such a structure, among other things, would permit management of the Fund's portfolio consistent with its investment objectives and policies without the pressures and constraints to which open-end investment companies ("mutual funds") are subject as a result of cash inflows and redemptions. However, the shares of most equity closed-end funds historically sell at a discount to net asset value, and Global Health Sciences Fund has been no exception. Reorganizing Global Health Sciences Fund into an open-end fund would address this problem by giving shareholders the opportunity IMMEDIATELY to redeem their shares from New Fund at NAV, subject to the CDSC described above. During the time that Global Health Sciences Fund has been in existence, its discount has been as high as 27.52%, which occurred on July 16, 1996. Global Health Sciences Fund has infrequently traded at a premium, and most instances of Fund shares trading at a premium occurred early in the life of the Fund. The greatest premium of price to net asset value at which Fund shares have traded was 8.42%, which occurred on January 24, 1992. On the Record Date (March 9, 2001), shares Global Health Sciences Fund closed on the NYSE at a price of $14.17, and its net asset value per share was $14.94, representing a discount to net asset value per share of 5.154%.

      Since the Fund's organization, INVESCO and the Board of Trustees (the "Board") have taken a number of steps to attempt to narrow the discount. In 1997, INVESCO hired a full-time person to handle investor relations for the Fund, and supported that effort with both budget and additional staff. The investor relations' initiative was designed to increase the interest of investors and broker-dealers in the Fund. INVESCO and the Board envisioned that increased publicity would create greater market interest and trading volumes, which would tend to decrease the discount. Also in 1997, the Board approved a proposal to change the Fund's name from Global Health Sciences Fund to INVESCO Global Health Sciences Fund, in order to more closely align the Fund with the INVESCO brand and capitalize indirectly on marketing initiatives then underway with respect to the INVESCO mutual funds. In 1999, the Trustees approved a proposal to retain Paine Webber, Inc. (now known as UBS Warburg, Inc.) to assist in promoting the Fund and to advise the Board on market conditions that impact closed-end funds. These efforts produced some narrowing of the discount, but the effect has not been sustained over time.

      In 1998, the Board of Trustees approved another change aimed at reducing the discount by adopting a managed distribution policy. This policy provides shareholders a 10% yearly return by paying a fixed yearly dividend of at least 10%, in equal quarterly installments. The anticipated benefit of a managed distribution policy was that a consistent dividend would be viewed favorably by investors, making the Fund more attractive to investors, thereby increasing market volume and thus mitigating the discount. The managed distribution policy kept the discount at comparatively low single-digit levels until mid-1999. At that time, the health sciences sector generally went out of favor. For most of calendar 2000, the discount was at or near the levels it was prior to adoption of the managed distribution policy. Thus, after considering again the issue of how best to address the Fund's discount, the Board on February 6, 2001 approved submitting the proposed Reorganization to Global Health Sciences Fund's shareholders for their approval.

      After detailed consideration, the Board determined that participation in the Reorganization would be in the best interests of Global Health Sciences Fund and that the interests of existing shareholders would not be diluted as a result of the Reorganization. In reaching this determination, the Board approved the recommendation that New Fund should be organized as a series of Counselor Series Funds and should offer three share classes -- Class A, Class B, and Class C. The Board was advised that, if the Reorganization is approved by shareholders, the load and distribution structure for each share class would be the same as for other similar series of Counselor Series Funds. The Board also noted the fact that existing shareholders of Global Health Sciences Fund would become holders of Class A shares in New Fund issued pursuant to the Reorganization. The Board was advised that no sales load would be charged on these shares in the Reorganization, but that all of the holders of the Class A shares would become subject to the Master Plan and Agreement of Distributors applicable to Class A shares of New Fund. In addition, the Board was advised that new purchases of Class A shares would be subject to the standard sales loads and fees associated with the Class A shares of similar series of Counselor Series Funds. The Board also noted that the 0.35% 12b-1 fee applicable to Class A shares was the lowest 12b-1 fee available to non-institutional investors in Counselor Series Funds.

      In considering the Master Plan and Agreement of Distribution - Class A Shares, the Trustees, including all of the Independent Trustees, determined that it was important that IDI, on behalf of New Fund, be in a position to reasonably compensate the efforts of third parties such as full-service brokerage firms, discount brokers, banks, investment advisers, consultants and others who will distribute additional shares of New Fund if the Reorganization is approved. An enhanced marketing effort by IDI on behalf of New Fund, and sales of additional New Fund shares through third-party intermediaries would benefit New Fund and its shareholders by maintaining asset levels of the open-end fund and should, if successful, mitigate against the potential adverse impact of high levels of redemptions that quite possibly could follow the approval of the Reorganization, and potentially follow again after the expiration of the CDSC on exchanged shares. While there can be no assurance that such distribution efforts will be successful in offsetting substantial redemptions, INVESCO and IDI have substantial experience managing and distributing open-end investment company shares and have advised the Trustees that approval of the Plan by current Global Health Sciences Fund shareholders is advisable because distribution of additional New Fund shares by third party intermediaries will be an important element in a successful Reorganization of Global Health Sciences Fund as an open-end mutual fund.

      The Board was advised that Thomas Wald, who is currently the portfolio manager of Global Health Sciences Fund, would be the manager of New Fund.

      The Board also considered that New Fund would have the same investment objective and, except as necessary to conform the existing investment policies of Global Health Sciences Fund to the analogous policies of Counselor Series Funds, the same investment policies and restrictions. In this connection the Board considered that there are some material and substantive differences between New Fund's fundamental investment restriction on borrowing, lending securities and issuer diversification and those of Global Health Sciences Fund. Global Health Sciences Fund does not borrow in order to purchase securities, while New Fund will be able to do so, and intends to do so as an investment strategy. Global Health Sciences Fund is only permitted to lend up to 25% of its assets, while New Fund will be able to lend up to 33 1/3% of its assets. Global Health Sciences Fund is a diversified fund, while New Fund will be non-diversified. Certain other fundamental investment restrictions of Global Health Sciences Fund are worded somewhat differently from the analogous fundamental investment restrictions of New Fund. The Board also considered that the non-fundamental investment policy of Global Health Sciences Fund concerning investments in illiquid securities is different from that of New Fund. New Fund may invest no more than 15% of its assets in illiquid securities while Global Health Sciences Fund has authority to invest up to 25% of its net assets in illiquid securities. It was pointed out to the Board that Global Health Sciences Fund investments in illiquid securities averaged 11.75% of net assets for calendar year 2000, calculated weekly; and 13.02% of net assets net assets for calendar year 2000, calculated monthly. The highest level in that period was 18.62% and the lowest level was 5.92%. It was further pointed out that Global Health Sciences Fund generally did not invest outside that range with great regularity in preceding periods, and therefore the differing investment policies would not significantly reduce New Fund's investments in illiquid securities as compared to Global Health Sciences Fund. The Board was also advised that, while Global Health Sciences Fund has actively engaged in short sales, the New Fund will have a greater ability to engage in short sales.

      The Board also considered the fact that it was advisable for New Fund to impose a 2% Contingent Deferred Sales Charge on existing Global Health Sciences Fund shareholders who redeem their New Fund shares within twelve months after Reorganization thereby reducing the possibility that New Fund will experience significant outflows of assets resulting from shareholder redemptions occurring after the conversion of the Fund to an open-end fund and thus protecting the interests of shareholders who exchange their shares of Global Health Sciences Fund for shares of New Fund by maintaining a stable asset base. Substantial shareholder redemptions may require Global Health Sciences Fund to liquidate portfolio securities, thereby increasing realized capital gains, and give rise to increased taxable distributions to shareholders.

      The Board also considered the fact that Global Health Sciences Fund currently pays an investment advisory fee equal to an annual rate of 1.00% on ending daily net assets up to and including $500 million, and 0.90% on ending daily net assets in excess of $500 million; and there is no performance adjustment to this fee. The Board specifically considered INVESCO's proposal that New Fund's management fee be a base management fee calculated at the annual rate of 1.50% of the Fund's daily net assets (the "Base Fee"). This Base Fee under INVESCO's proposal will be adjusted, on a monthly basis (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of the Fund exceeds the sum of 2.00% and the investment record of the Morgan Stanley Health Care Product Index (the "Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the Fund (the "Fee Adjustment"). The maximum or minimum adjustment will be 1.00% annually. During the first twelve months of operation, the management fee will be charged at the base fee of 1.50% with no performance adjustment.

      The Board was advised by INVESCO that it anticipates that Class A shares of New Fund will have higher gross expenses than Global Health Sciences Fund, as a result of the potential decrease in the Fund's assets and the increased registration fees, distribution expenses, custody and transfer agency expenses associated with operating as an open-end fund.

      The Board was advised by INVESCO that the dividend and capital gains distribution policies of New Fund would differ from the dividend distribution policies of Global Health Sciences Fund in the following manner. Global Health Sciences Fund, pursuant to an order issued by the SEC, currently distributes 10% of its net assets annually, in the form of 2.5% quarterly distributions (the "Managed Distribution Policy"). Any capital gains in excess of the 10% Managed Distribution Policy are normally distributed to shareholders at year's end. The Managed Distribution Policy provides that distributions pursuant to that policy in excess of capital gains available for distribution are treated as a return of shareholder capital. As previously described herein, the Managed Distribution Policy was approved by the Board of Trustees in an effort to permanently decrease or eliminate the Fund's discount to net asset value, which will certainly occur if the Reorganization is approved. Consequently, the Trustees have deferred consideration of distributions pursuant to the Managed Distribution Policy pending the outcome of voting on and completion of the Reorganization.

      New Fund shares necessarily will be purchased and redeemed at net asset value, and therefore will not have a policy analogous to the Managed
Distribution Policy. Rather, New Fund will normally only make annual distributions of its capital gains. Shareholders should note that the fiscal year end of Counselor Series Funds is August 31st and the fiscal year end of Global Health Sciences Fund is October 31st.

      The Board was advised that continuation of Global Health Sciences Fund's Dividend Reinvestment Plan could potentially interfere with an orderly implementation of the Reorganization, if the Reorganization is approved. Therefore, the Trustees have suspended the Dividend Reinvestment Plan, effective immediately, pending the outcome of voting and completion of the Reorganization. If the Reorganization is approved, dividends paid by New Fund will automatically be reinvested in additional shares of New Fund unless INVESCO is otherwise instructed by shareholders.

      The Board was advised that an orderly implementation of the Reorganization, if approved, would be facilitated by issuing shares of New Fund in book-entry form only. Therefore, if the Reorganization is approved, all outstanding Global Health Sciences Fund shares represented by a certificate in Global Health Sciences Fund will be represented as certificated shares in New Fund. However, there will not be a new certificate issued. If a shareholder wants to redeem shares in New Fund, represented by existing certificates in Global Health Sciences Fund, the shareholder will have to return the closed-end fund share certificate to INVESCO. If the Reorganization is approved, all holders of Global Health Sciences Fund share certificates are strongly encouraged to send their certificates to INVESCO for conversion of those shares to book-entry shares.

      INVESCO advised the Board that shareholders of New Fund will be able to receive scheduled quarterly or monthly payments from their accounts by participating in INVESCO's Periodic Withdrawal Plan, which provides for quarterly or monthly payments ($100 minimum) by check payable to whomever a shareholder designates. The shareholder must have at least $10,000 invested in the INVESCO Funds, and at least $5000 in the fund from which the withdrawals will be made. Such periodic withdrawal may not represent more than 10% of the value of the account annually. THE CDSC WILL NOT BE APPLICABLE TO REDEMPTIONS OCCURRING PURSUANT TO THE PERIODIC WITHDRAWAL PLAN.

      The Board also considered the fact that INVESCO would obtain an opinion of counsel that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

      Finally, the Board considered the fact that INVESCO's Counselor Sciences Funds product line currently has no health science equity fund. The Board was advised that Global Health Sciences Fund has had relatively strong performance, and that, while it is probable that New Fund's assets will decrease immediately following the Reorganization being implemented, despite the CDSC, INVESCO believes that Global Health Sciences Fund's performance record will position the New Fund strategically to benefit from a turnaround in the health sciences sector.

      The desirability of creating a new Global Health Series Fund series of Counselor Series Funds and affecting the Reorganization were also considered and approved by the Board of Directors of INVESCO Counselor Series Funds, Inc. at a meeting of that Board held on February 5, 2001.

      The Board of Directors of Counselor Series Funds specifically considered the potential benefits and risks associated with the Reorganization and determined that the addition of New Fund to Counselor Series Funds would provide convenience and flexibility to shareholders of both Global Health Sciences Fund and Counselor Series Funds because New Fund represents an investment alternative consistent with investment goals of Global Health Sciences Fund, while also positioning New Fund to capitalize on both existing strong shareholder relationships and current mutual fund distribution opportunities for health sciences funds. The Directors also considered the impact of the differing investment policies of the two Funds, as described in Proposal 2(c). In particular, the Directors considered New Fund's increased ability to both leverage its assets and sell securities short, and its decreased ability to purchase illiquid securities in comparison to Global Health Sciences Fund. The Directors considered that quantifying such a comparison is difficult but concluded that the reduction in investment potential and risk from New Fund's decreased ability to invest in illiquid securities may to some extent be offset by the leverage and short-selling strategies currently employed by Counselor Series Funds investment personnel who would assist Mr. Wald in implementing New Fund's aggressive global growth, leveraging, and short-selling strategies if the Reorganization is approved. These strategies are generally consistent with Global Health Sciences Fund's investment goals and risks but differ materially in certain specific risks, as described in Proposal 2(c), from the investment strategies currently employed by Global Health Sciences Fund.

V.    MASTER DISTRIBUTION PLAN AND AGREEMENT

      If the Reorganization is approved, shareholders will also approve a Master Distribution Plan and Agreement - Class A (the "Class A Plan") pursuant to Rule 12b-1 under the 1940 Act. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of a fund except pursuant to a plan approved on behalf of the fund under Rule 12b-1. The Class A Plan, as approved by the Directors of Counselor Series Funds allows New Fund and INVESCO Distributors, Inc. ("IDI"), New Fund's distributor, to incur certain expenses that might be considered to constitute direct or indirect payment by New Fund of distribution expenses.

      Under the Class A Plan, Class A shares of New Fund will pay compensation to IDI at an annual rate of 0.35% per annum of the average daily net assets attributable to Class A shares for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares. With regard to the Class A Plan for New Fund, the Plan provides that the Class A shares of the Fund shall pay compensation to IDI at an annual rate of 0.35% per annum of new sales of shares, exchanges into New Fund and reinvestments of dividends and capital gain distributions made after the closing date, for the purpose of financing any activity which is primarily intended to result in the sale of Class A shares of New Fund. During any period in which New Fund is closed due to high asset levels, the Class A shares of New Fund will reduce this payment of 0.35% to 0.25% per annum.

      The proposed Plan is prospective in nature. Thus, the fee will only be assessed based on new sales of New Fund Class A shares, exchanges into the Class A shares and reinvestments of dividends and capital gains distributions (collectively "New Class A Assets") of the Fund which occur after the Plan is implemented. The distribution fees would be absorbed pro rata by all Fund shareholders. The Plan would limit the amount of the Fund's assets which could be used for distribution and promotion of Class A shares during any 12-month period to a maximum of 0.35 of 1% (35 basis points) of New Assets of the Fund added after the Plan is implemented. Any increase in this rate would require approval of the Board and shareholders of the Fund. At no time will the fees under the Plan be applied to a level of New Class A Assets higher than the net Class A assets of New Fund.

      However, to remain competitive in distribution Class A shares of New Fund, IDI will likely need to compensate third parties for distribution of the shares at levels that exceed the amounts IDI receives from New Fund. To the extent this is so, INVESCO will pay these periodic payments on behalf of New Fund. To partially offset this expense, INVESCO will retain the 2% CDSC that will be in effect if Proposal 2 is approved.

      The Class A Plan is designed to compensate IDI, on a monthly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A shares of New Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class A shares of New Fund and that provide continuing personal services to their customers who own Class A shares of New Fund and that provide continuing personal services to their customers who own Class A shares of New Fund. The service fees payable to selected institutions are calculated at the annual rate of 0.25% of the average daily net asset value of those Class A New Fund shares that are held in such institutions' customers' accounts.

      Of the aggregate amount payable under the Class A Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class A shares of New Fund, in amounts up to 0.25% of the average daily net assets of the Class A shares of New Fund attributable to the customers of such dealers or financial institutions, are characterized as service fees. Payments to dealers and other financial institutions in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class A Plan. The Class A Plan also imposes a cap on the total amount of sales charges, including asset-based sales charges, that may be paid by the Company with respect to the Class A shares of New Fund.

      IDI may pay investment dealers or other financial service firms for share purchases (measured on an annual basis) of Class A shares of New Fund sold at net asset value to an employee benefit plan as follows: 1.00% of the first $2 million of such purchases, plus 0.80% of the next $1 million of such purchases, plus 0.50% of the next $17 million of such purchases, plus 0.25% of amounts in excess of $20 million of such purchases.

      To the extent they are successful in attracting new investments, marketing efforts conducted pursuant to the Class A Plan may benefit the shareholders of New Fund by attracting more assets which may in turn lower the ongoing expenses per share of New Fund. The Board believes that these marketing efforts will also assist in selling shares of New Fund to offset redemptions that are anticipated to occur after the Reorganization. To the extent that New Fund is successful in offsetting redemptions with new sales of shares, INVESCO believes it will be able to manage New Fund more effectively.

VI.   COMPARISON OF OPEN-END AND CLOSED-END INVESTMENT COMPANIES

      Open-end investment companies, commonly referred to as mutual funds, issue redeemable securities. The holders of redeemable securities have the right to surrender those securities to the mutual fund and obtain in return, an amount based on their proportionate share of the value of the mutual fund's net assets. Most mutual funds also continuously issue new shares to investors at a price based on the fund's net asset value at the time of issuance. Such fund's net asset value per share is determined by deducting the amount of its liabilities from the value of its assets, and dividing the difference by the number of shares outstanding.

      In contrast, closed-end investment companies such as Global Health Sciences Fund do not redeem their outstanding shares or engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end investment companies are normally bought and sold in securities markets. Global Health Sciences Fund's shares are currently listed and traded on the New York Stock Exchange ("NYSE"). If the Fund is reorganized as an open-end investment company, its shares will be delisted from the NYSE.

      Some of the legal and practical differences between operations of Global Health Sciences Fund as a closed-end versus an open-end investment company are as follows:

      (a) ACQUISITION AND DISPOSITION OF SHARES. Once Global Health Sciences Fund is reorganized into an open-end investment company, the Fund's shares will no longer be listed on the NYSE. Shareholders desiring to realize the value of their shares will be able to do so IMMEDIATELY by exercising their right to have such shares redeemed by New Fund at the next determined current net asset value, less the CDSC fee (as described above). New Fund's net asset value per share will be calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of New Fund. The 1940 Act generally requires open-end investment companies to value their assets on each business day in order to determine the current net asset value on the basis of which their shares may be redeemed by shareholders or purchased by investors. It is anticipated that leading financial publications will publish the net asset value of New Fund on a daily basis, however based on the size of the fund and the policies of such publication, New Fund may not be listed

      (b) ELIMINATION OF DISCOUNT AND IMPLEMENTATION OF CONTINGENT DEFERRED SALES CHARGE. The implementation of the Reorganization will have the effect of IMMEDIATELY eliminating any market discount from net asset value. If the Reorganization is approved by the shareholders, the market discount may be reduced or the Fund's shares may trade at a premium prior to the Closing Date to the extent investors are induced to purchase shares in the open market in anticipation of such a Reorganization. However, there can be no assurance that this will be the case. After the Reorganization, shareholders of New Fund will be permitted to redeem their shares, subject to a CDSC that will be set at 2% for the first twelve months following the Reorganization.

      (c) PORTFOLIO MANAGEMENT. Because a closed-end investment company does not have to redeem its shares, it may keep all of its assets fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuing sales and redemptions of its shares. In contrast, open-end investment companies usually maintain a portion of their assets in cash to meet redemption requests and may be subject to pressure to sell portfolio securities at disadvantageous times or prices in order to satisfy such redemption requests. In addition, sales of portfolio securities may generate taxable gains or losses, which must be distributed to shareholders.

      (d) EXPENSES; COSTS OF POTENTIAL NET REDEMPTIONS. Open-end investment companies are generally more expensive to operate and administer than closed-end investment companies, and thus the expense ratio of New Fund after the Reorganization may be higher than Global Health Sciences Fund's current expense ratio. New Fund's expense ratio could be adversely affected by significant redemptions. Additional costs may be incurred by the sale of portfolio securities if a substantial number of redemption requests are received following the Reorganization. New Fund may also be required to sell portfolio securities or incur borrowing costs in order to meet redemptions. During its first twelve months, New Fund will have a higher management fee than Global Health Sciences Fund (and may well have a higher management fee thereafter) and will be subject to a 12b-1 fee on its classes of shares.

      (e) SENIOR SECURITIES AND BORROWINGS. The Investment Company Act of 1940 prohibits mutual funds from issuing "senior securities" representing indebtedness (i.e., bonds, debentures, notes and other similar securities), other than indebtedness to banks where there is an asset coverage of at least 300% for all borrowings. Open-end investment companies generally may not issue preferred stock. While Global Health Sciences Fund has not done so, closed-end investment companies are generally permitted to issue "senior securities" representing indebtedness to any lender if the 300% asset coverage test is met and may issue preferred stock (subject to various limitations).

VII.  COMPARISON OF A MARYLAND CORPORATION AND A MASSACHUSETTS BUSINESS
      TRUST

      Global Health Sciences Fund is a Massachusetts business trust and is governed by its Declaration of Trust, By-laws and Massachusetts trust law. As part of the Reorganization, Global Health Sciences Fund will reorganize as New Fund, a series of a Maryland corporation. As such, New Fund will be governed with Articles of Incorporation, By-laws, and under applicable Maryland corporation law. Certain differences between a Maryland corporation and a Massachusetts business trust are summarized below.

      (a) SHARES OF CAPITAL STOCK. The Articles of Incorporation of Counselor Series Funds permit the Directors to issue an unlimited number of shares of stock and to divide such shares into an unlimited number of series or classes, all without shareholder approval. Counselor Series Funds currently has two series. The authorized capital stock of New Fund consists of 100,000,000 shares of Common Stock. The Directors of Counselor Series Funds may, without shareholder approval, increase the number of shares authorized and may classify and reclassify the shares of Counselor Series Funds into additional series or classes at a future date.

      (b) VOTING REQUIREMENTS. The By-laws of Global Health Sciences Fund require that special meetings of shareholders must be called upon the written request of shareholders entitled to vote not less than 25% of all votes entitled to be cast at the special meeting. The By-laws of Counselor Series Funds, and Maryland General Corporation Law, require that special meetings of shareholders must be called upon the written request of shareholders holding not less than 10% of all votes entitled to be cast at the special meeting.

      The Articles of Incorporation of Counselor Series Funds provide that on each matter submitted for a vote of the shareholders, each holder of a share will be permitted one vote per share owned. All shares of all classes or series will vote as a single class or series ("single class voting"), unless a separate vote of any class or series is required by the Investment Company Act of 1940, or by the Maryland General Corporation Law, or the matter does not affect any other class or series other than those classes or series voting on the issue. Holders of the shares of stock of the Company shall not be entitled to exercise cumulative voting in the election of directors or any other matter.

      The establishment and designation of any series or class of share, in addition to those originally set forth in the Articles of Incorporation, will be effective upon the adoption by a majority of the current directors of a resolution setting forth such establishment. Such additions will also be effective upon designation and the relative right and preference of such series or class, and the filing with the proper authority of the State of Maryland of Articles Supplementary establishing and designating relative rights and preferences.

      (c) SHAREHOLDER MEETINGS. Counselor Series Funds is not required to hold annual meetings of its shareholders, thus subsequent to the Reorganization of Global Health Sciences Fund into New Fund, New Fund will not be required to hold annual meetings of its shareholders. Global Health Sciences Fund is required to hold annual shareholders meetings pursuant to the rules of the NYSE. The Directors of Counselor Series Funds may be removed for cause by a written instrument signed by at least two-thirds of the remaining Directors or by vote of shareholders of Counselor Series Funds holding not less than two-thirds of the votes then outstanding, cast in person or by proxy at any meeting called for that purpose. The By-laws of Global Health Sciences Fund permit removal of a Trustee by the holders of a majority of the outstanding shares of Global Health Sciences Fund.

      (d) SHAREHOLDER LIABILITY. Under Massachusetts law, shareholders of Global Health Sciences Fund may, under certain circumstances, be held personally liable as partners for Global Health Sciences Fund's obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and Global Health Sciences Fund itself is unable to meet its obligations. As a Maryland corporation, the shareholders of New Fund have no personal liability to New Fund or its creditors with respect to their stock, except that a shareholder may be liable to the extent that (1) the subscription price or other agreed consideration for the stock has not been paid, or (2) liability is imposed under any other provision of Maryland law.

      (e) LIABILITY OF DIRECTORS AND TRUSTEES. Under Global Health Science's Fund's Declaration of Trust, Trustees are personally liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Under the Declaration of Trust, Trustees, officers, agents and employees will be indemnified against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by them in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which they may be involved or with which they may be threatened, while in office or thereafter, by reason of their being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which they have been adjudicated to have acted in bad faith or with willful misfeasance, gross negligence or reckless disregard of their duties, provided, however, that as to any matter disposed of by a compromise payment, pursuant to a consent decree or otherwise, no indemnification either for that payment or for any other expenses may be provided unless Global Health Sciences Fund has received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of Global Health Sciences Fund, had been adjudicated, it would have been adjudicated in favor of the person seeking indemnification. The Trustees may receive advance payments in connection with indemnification; provided the indemnified person has given a written undertaking to reimburse Global Health Sciences Fund in the event it is subsequently determined that he or she is not entitled to such indemnification.

      Maryland law provides that in addition to any other liabilities imposed by law, a Director of New Fund may be liable to the Fund for voting for or assenting to the declaration of any dividend or other distribution of assets to New Fund shareholders that is contrary to Maryland law if it is established that the Director did not act in good faith, in a manner he or she reasonably believed to be in the best interest of New Fund and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In the event of any litigation against the Directors or Officers of New Fund, Maryland law permits, and New Fund's By-laws will require, New Fund to indemnify a Director or Officer for certain expenses and to advance money for such expenses only if he or she demonstrates that he or she acted in good faith and reasonably believed that his or her conduct was in, or not opposed to, the best interest of New Fund and, with respect to a criminal proceeding, he or she had no reasonable cause to believe such conduct was unlawful.

      The foregoing is only a summary of certain of the differences between Counselor Series Funds' Articles of Incorporation and By-laws and Maryland law and Global Health Sciences Fund's Declaration of Trust and By-laws and Massachusetts law. It is not a complete list of differences. Shareholders should refer to the provisions of such Articles of Incorporation, By-laws and Maryland law, and such Declaration of Trust, By-laws and Massachusetts law directly for a more thorough comparison.

VIII. CONCLUSION

      If the Reorganization is approved, the Board will take such other actions as are necessary to implement the Reorganization. The Reorganization of Global Health Sciences Fund from a Massachusetts business trust to an open-end, multiple-class fund organized as a series of a Maryland corporation will be accomplished by: (i) filing a Certificate of Designation designating New Fund as a series of shares of Counselor Series Funds with the State of Maryland (ii) transferring all of the assets of Global Health Sciences Fund to New Fund solely in exchange for Class A shares of Common Stock of New Fund and the assumption by New Fund of the liabilities of Global Health Sciences Fund, (iii) filing a Certificate of Dissolution for Global Health Sciences Fund with the Secretary of State of the Commonwealth of Massachusetts, (iv) filing with the SEC of an application for an Order under Section 8(f) of the 1940 Act terminating the registration of the Global Health Sciences Fund as an investment company, (v) having New Fund enter into a new Advisory Agreement with INVESCO, as described above, and (vi) having New Fund enter into the Master Plan and Agreement of Distribution, as described above. All of the above actions will be deemed to have received the necessary approval of Global Health Sciences Fund's shareholders if the shareholders approve the reorganization

      In the event that the Reorganization is not approved, Global Health Sciences Fund will continue to engage in business as a registered closed-end investment company under the Fund's current fundamental and non-fundamental investment policies. In that event, the Board of Trustees of Global Health Sciences Fund may consider other options, including possibly liquidating Global Health Sciences Fund upon the approval of Fund shareholders.

             THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR
                      PROPOSAL 2(a) TO REORGANIZE THE FUND.

PROPOSALS 2(a), 2(b), AND 2(c) ARE BEING PRESENTED TO SHAREHOLDERS BY THE TRUSTEES AS A COMPREHENSIVE PLAN TO REORGANIZE GLOBAL HEALTH SCIENCES FUND AS A SERIES OF COUNSELOR SERIES FUNDS. ACCORDINGLY, THE PROPOSED REORGANIZATION OF GLOBAL HEALTH SCIENCES FUND WILL BE IMPLEMENTED ONLY IF SHAREHOLDERS APPROVE ALL ELEMENTS OF PROPOSALS 2(a), 2(b), AND 2(c).

PROPOSAL 2(b) - APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT

I.    CURRENT INVESTMENT ADVISORY AGREEMENT

      Under the current Advisory Agreement, INVESCO is responsible for providing investment advice to Global Health Sciences Fund and, in general, for conducting the management and investment program of the Fund under the supervision and control of the Board of Trustees. In addition, INVESCO is required to furnish office facilities and equipment to the Fund, and to supply certain other services, including all facilities and personnel necessary to provide the services required to be rendered by INVESCO.

      Global Health Sciences Fund pays INVESCO a fee based on an annual rate of 1.00% on the Fund's ending daily net assets up to and including $500,000, and 0.90% on the Fund's ending daily net assets in excess of $500,000. For the fiscal year ended October 31, 2000, the Fund paid INVESCO investment management fees of $7,683,110. If the proposed Investment Advisory Agreement had been in place during the fiscal year ending October 31, 2000, the investment management fee that would have been paid to INVESCO would have been $11,971,851. Additionally, in accordance with an Administrative Agreement, the Fund pays INVESCO a monthly fee based on the annual rate of 0.10% on the Fund's ending daily net assets for administrative services. For the fiscal year ended October 31, 2000, the Fund paid INVESCO administrative fees of $798,123. Out of this administrative services fee, INVESCO pays UBS Warburg (formerly Paine Webber, Inc.) $250,000 per year for the promotional services it is providing the Fund.

      Under the current Advisory Agreement, the Fund pays certain of its other costs not paid by INVESCO, including (i) interest and taxes, including issue and transfer taxes incurred by or levied by the Fund; (ii) insurance premiums for fidelity and other coverage requisite to its operations; (iii) compensation and expenses of its Trustees other than Trustees that are associated or affiliated with INVESCO; (iv) legal and audit expenses; (v) custodian, dividend paying agent, registrar and transfer agent fees and expenses (including charges and expenses of the Fund's Dividend Reinvestment Plan) and brokerage commissions, if any; (vi) certain expenses incidental to registration, under Federal Law, of the Fund's shares for public sale; (vii) certain expenses incidental to holding meetings of the Fund's shareholders; (viii) payments under the Fund's Administrative Agreement with INVESCO; (ix) fees and expenses of listing and maintaining the listing of the Fund's shares on the NYSE; (x) the costs of certificates representing the Fund's shares; and (xi) such non-recurring expenses as may arise, including any litigation affecting the Fund and the legal obligation that the Fund may have to indemnify its Officers and Trustees with respect thereto.

      The current Advisory Agreement provides that INVESCO shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of INVESCO in the performance of its obligations and duties or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

      The Advisory Agreement may be terminated without penalty upon sixty (60) days' written notice by either party, or by a vote of the majority of the Fund's shares, and automatically terminates in the event of its assignment.

II.   PROPOSED INVESTMENT ADVISORY AGREEMENT

      In connection with the Reorganization, shareholders are being asked to approve the proposed new Investment Advisory Agreement (the "Proposed Investment Advisory Agreement"), as discussed below. Pursuant to the Proposed Investment Advisory Agreement, Counselor Series Funds on behalf of New Fund will employ INVESCO to supervise New Fund's investment program and to furnish other services to New Fund. Under the terms of the Proposed Investment Advisory Agreement,

INVESCO will act as investment adviser and, subject to the supervision of the Board of Directors of Counselor Series Funds, direct the investments of New Fund in accordance with New Fund's investment objective, policies, and limitations. INVESCO will also provide New Fund with all necessary office facilities and personnel for servicing the New Fund's investments and compensate all officers of New Fund and all Directors who are "interested persons" of Counselor Series Funds or of INVESCO, and all personnel of New Fund or INVESCO performing services relating to research, statistical, and investment activities.

      In addition, INVESCO or its affiliates, subject to the supervision of the Board of Directors, will continue to provide the management and administrative services necessary for the operation of New Fund. These services include providing facilities for maintaining New Fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with New Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining New Fund's records and registration of New Fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for New Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Directors. Other than the fee for providing investment advisory services proposed to be charged New Fund by INVESCO described below, the terms of the Proposed Investment Advisory Agreement are substantially the same as those contained in the Fund's current Advisory Agreement.

      For the advisory services it provides to the Fund, INVESCO will receive a base management fee calculated at the annual rate of 1.50% of New Fund's daily net assets (the "Base Fee"). This Base Fee will be adjusted, on a monthly basis
(i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment performance of the Class A shares of New Fund exceeds the sum of 2.00% and the investment record of the Morgan Stanley Heath Care Product Index, or any successor thereto (the "Index"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the investment record of the Index less 2.00% exceeds the investment performance of the Class A shares of the New Fund (the "Fee Adjustment"). The maximum or minimum adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to INVESCO will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% of average daily net assets. During the first twelve months of operation, the management fee will be charged at the base fee of 1.50% with no performance adjustment.

      In determining the Fee Adjustment, if any, applicable during any month, INVESCO will compare the investment performance of the Class A shares of the New Fund for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the Index during the Performance Period. The investment performance of New Fund will be determined by adding together (i) the change in the net asset value of the Class A shares during the Performance Period, (ii) the value of cash distributions made by New Fund to holders of Class A shares to the end of the Performance Period, and
(iii) the value of capital gains per share, if any, paid or payable on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of its net asset value per share at the beginning of the Performance Period. The investment record of the Index will be determined by adding together (i) the change in the level of the Index during the Performance Period and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such Period.

      After it determines any Fee Adjustment, INVESCO will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the Fee Adjustment by the average daily net assets of the Class A shares of New Fund during the Performance Period and dividing that number by the number of days in the Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

      At the request of INVESCO, the Board of Trustees discussed the Proposal Investment Advisory Agreement for New Fund at a meeting held on February 6, 2001. In addition, the Independent Trustees also discussed approval of the Proposal Investment Advisory Agreement for New Fund with their independent counsel. In evaluating the Proposed Investment Advisory Agreement for New Fund, the Board of Trustees received information from INVESCO to assist in its deliberations. The Trustees considered various matters, discussed below, in determining the reasonableness and fairness of the proposed changes in the
investment   advisory  fee  payable  by  New  Fund  and  reached  the  following conclusions:

     o First, New Fund will use investment leverage through bank borrowings, and make extensive use of short sales and various types of derivative instruments. These practices require a significant devotion of management, investment, trading and administrative resources;

     o Second, investment management fees are calculated based upon net assets. As a consequence, INVESCO is effectively not compensated for managing assets derived from the bank borrowings, which may equal up to 33 1/3% of New Fund's net assets, notwithstanding that these assets are managed as part of New Fund's overall portfolio;

     o Third, the mechanics of the Securities and Exchange Commission's mandated calculation of the performance fee adjustment creates distortions in the amount of compensation paid to INVESCO of a rapidly growing or shrinking fund. This distortion is a function of basing the monthly performance adjustment calculation on average asset levels over rolling 12 month periods. The Base Fee is permitted to be calculated each month based on the average daily net assets that month. As a result, in a rapidly growing fund the amount of the Fund's assets upon which a performance fee adjustment is calculated will lag the average assets of the Fund calculated on a more frequent basis; the opposite is true in the case of a rapidly shrinking fund;

     o Fourth, to the knowledge of the Trustees, there are a small but growing number of other registered mutual funds which have the broad investment mandate and investment practices of Counselor Series Funds. This fact makes meaningful comparison of management fees between New Fund and other registered mutual funds problematic. However, New Fund is, in many respects, similar to an unregistered hedge fund. The Trustees understand that the management fee for these unregistered funds is generally a Base Fee of 3/4 of 1% to 11/2% of net assets per annum, plus a performance fee of 20% of returns which exceed a so-called "hurdle rate." The hurdle rate is typically set at 6% to 10% of returns based on invested capital. While federal securities laws prohibit this type of fee from being used in connection with registered mutual funds like New Fund, this fee would generally far exceed the Proposed Fee;

     o Fifth, in today's highly complex investment world, the Trustees and INVESCO both believe the increased fee, particularly when fixed at 1.5% of net assets during the first twelve months following the Reorganization, will help INVESCO remain competitive in attracting, retaining and motivating the top quality investment personnel and other key personnel necessary to manage New Fund and provide new and innovative services to shareholders of the open-end fund; and

     o Sixth, the Trustees considered today's ever-expanding securities markets, which operate continuously around the globe. The Trustees believe that additional resources will help INVESCO maintain state-of-the-art computer systems, access information and analyze strategies using sophisticated tools and methodologies, a hallmark of INVESCO's philosophy in creating Counselor Series Funds.

      The Trustees reached these conclusions after careful discussion and analysis and believe that they have carefully and thoroughly examined the questions and alternatives. In recommending that the shareholders of Global Health Sciences Fund approve the Reorganization, including the Proposed Investment Advisory Agreement, the Independent Trustees have considered what they believe to be the best interests of the shareholders of Global Health Sciences Fund, who will become shareholders of New Fund should Proposal 2 be approved. In so doing the Independent Trustees were advised by independent counsel, retained by the Independent Trustees, and paid by the Fund, as to the nature of the matters to be considered and the standards to be used in reaching their decision.

      If the Fund outperforms the Morgan Stanley Health Care Product Index by more than 2%, the Base Fee will be adjusted as follows:

--------------------------------------------------------------------------------
% PERFORMANCE OVER                            ADVISORY FEE
MORGAN STANLEY HEALTH CARE PRODUCT INDEX

--------------------------------------------------------------------------------
2%                                             1.50%  (no increase in  Base Fee)

3%                                             1.70%

4%                                             1.90%

5%                                             2.10%

6%                                             2.30%

7%                                             2.50%

--------------------------------------------------------------------------------


If the Fund underperforms the Index by more than 2%, the Base Fee will be adjusted as follows:

--------------------------------------------------------------------------------
% PERFORMANCE UNDER                             ADVISORY FEE
MORGAN STANLEY HEALTH CARE PRODUCT INDEX

--------------------------------------------------------------------------------
2%                                              1.50%  (no decrease in Base Fee)

3%                                              1.30%

4%                                              1.10%

5%                                              0.90%

6%                                              0.70%

7%                                              0.50%
--------------------------------------------------------------------------------
      The Index is an equal-dollar weighted index of 26 companies involved in the business of pharmaceuticals, including biotechnology and medical technology.

      The performance of Global Health Sciences Fund has historically been compared to the S&P Health Care Composite Index ("S & P Health Care Index"), a capitalization weighted index of all the stocks in the Standard & Poor's 500 Index ("S&P 500") that are involved in the business of health care related products or services. Use of the S&P Health Care Index tends to emphasize the performance of large capitalization pharmaceutical companies for two reasons.

First, the S&P 500 itself is representative of the performance of larger capitalization companies so use of a subset index thereof necessarily includes only the larger participants in the health sciences sector, which tend primarily to be pharmaceutical companies. Second the capitalization weighting further amplifies the effect of the index price changes resulting from price changes of larger capitalization companies over price changes of smaller capitalization companies within the index. At the request of INVESCO, in considering the adoption of New Fund as a series of Counselor Series Funds, the Directors of Counselor Series Funds permitted INVESCO to consider use of an index more representative of the assets historically held by Global Health Sciences Fund, which assets will comprise the asset base of New Fund, if Proposal 2 is approved. INVESCO believes that the comparison of New Fund's performance to the Morgan Stanley Health Care Product Index is appropriate because its equal-dollar weighting, and its inclusion of biotechnology and other medical technology products, is more representative of the types of investments INVESCO will make on behalf of New Fund. It is important to note that, after the first twelve months of operation of New Fund, the investment advisory fee INVESCO will receive from New Fund will be determined by comparison of New Fund's performance to the Index. During the first twelve months of operation, the investment advisory fee INVESCO will receive from New Fund will be fixed at 1.5%, an investment advisory fee that is materially higher than the 0.90% currently charged Global Health Sciences Fund at its current asset levels.

      If the Directors of Counselor Series Funds should determine at some future date that another securities index is a better representative of the composition of New Fund than is the Morgan Stanley Health Care Product Index, the Directors may change the securities index used to compute the Fee Adjustment. If the Directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the Fee Adjustment. The Index will continue to be used to determine the amount of the Fee Adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index would be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

      INVESCO may also receive fees for acting as securities lending agent for New Fund, in connection with New Fund's securities lending activities.

III.  ANNUAL FUND OPERATING EXPENSES

      Annual fund operating expenses are paid out of Global Health Sciences Fund's assets. Expenses are factored into the Fund's share price or dividends and are not charged directly to shareholder accounts.

      The following table shows the fees and expenses of Global Health Sciences Fund for the fiscal year ended October 31, 2000, and the pro forma fees and expenses of New Fund adjusted to reflect the proposed fees as expenses had it been operating in the fiscal year ended October 31, 2000.

      FEES PAID TO INVESCO                GHS               NEW FUND - CLASS A
      --------------------                ---               ------------------

      Management Fees                     0.96%             1.50%

      12b-1 Fees                          None              0.35%

      Other Expenses                      0.20%             0.15%

      Total Operating Expenses            1.16%             2.00%

      In addition to the fund operating expenses, Class A shares of New Fund acquired in exchange for shares of Global Health Sciences Fund will be subject to a CDSC of 2% of the net asset value of such shares, if such shares are redeemed out of New Fund during the first twelve months following the Reorganization. The proceeds of the CDSC will be retained by INVESCO to partially offset additional distribution expenses associated with New Fund that will be paid by INVESCO, on behalf of New Fund, as more fully described in the section entitled "Master Distribution Plan and Agreement." Furthermore, no sales load will be payable on the Class A shares received in the Reorganization, but new purchases of Class A shares of New Fund will be subject to a maximum front-end sales load of 5.50%. Since the shares of Global Health Sciences Fund cannot be redeemed and, other than reinvestments of dividends and capital gain distributions, can only be purchased on the New York Stock Exchange, they are not subject to any redemption fees or sales loads.

EXAMPLES OF EFFECT OF FUND EXPENSES

      The following table illustrates the expenses on a hypothetical $10,000 investment in Global Health Sciences Fund, and the estimated expenses on a hypothetical $10,000 investment in New Fund calculated at the rates stated above, assuming a 5% annual return.

                                         1 YEAR  3 YEARS   5 YEARS  10 YEARS

Global Health Sciences Fund (closed-end)   $118     $368      $638    $1,409

New Fund Class A Shares (open-end)         $742   $1,143    $1,568    $2,749
   including maximum sales charge
New Fund Class A Shares (open-end          $203     $627    $1,078    $2,327
           excluding sales charge)

      Based upon an opinion of counsel, neither Global Health Sciences Fund nor its shareholders will realize any gain or loss for federal income tax purposes as a result of the Reorganization. However, shareholders will recognize a gain or loss if they later redeem their shares of New Fund or if they sell their shares of Global Health Sciences Fund prior to the Reorganization to the extent that the redemption or sale proceeds are greater or less than the respective adjusted tax basis of their shares. Payment for any such redemptions generally will be made within seven days after receipt of a proper request for redemption. Such payments may be postponed or the right of redemption suspended under unusual circumstances that affect the ability to value the securities in New Fund's portfolio or when an emergency makes it not reasonably practicable for New Fund to dispose of portfolio securities or to fairly determine the value of its net assets.

      To the extent that New Fund must dispose of portfolio securities to pay redemption proceeds, New Fund may have capital gains or losses that must be distributed to shareholders. As a result, remaining shareholders may be subject to higher capital gain tax or dividend liabilities in fiscal year 2001 than they might have been subject to had Global Health Sciences Fund remained a closed-end fund.

       THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2(b)
            TO APPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENT


PROPOSALS 2(a), 2(b), AND 2(c) ARE BEING PRESENTED TO SHAREHOLDERS BY THE TRUSTEES AS A COMPREHENSIVE PLAN TO REORGANIZE GLOBAL HEALTH SCIENCES FUND AS A SERIES OF COUNSELOR SERIES FUNDS. ACCORDINGLY, THE PROPOSED REORGANIZATION OF GLOBAL HEALTH SCIENCES FUND WILL BE IMPLEMENTED ONLY IF SHAREHOLDERS APPROVE ALL ELEMENTS OF PROPOSALS 2(c), 2(b), AND 2(c).

PROPOSAL 2(c) - APPROVAL OF NEW FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS

I.    FUNDAMENTAL  INVESTMENT RESTRICTIONS

      Global Health Sciences Fund has certain investment restrictions that are fundamental. If the proposed Reorganization is approved, as described in Proposal 2, New Fund will have fundamental investment restrictions that are different, in material respects, from certain fundamental investment policies of Global Health Sciences Fund. The fundamental investment restrictions of New Fund with respect to borrowing, lending and issuer diversification will differ substantively from the fundamental investment restrictions of Global Health Sciences Fund. In addition, shareholders will approve a new fundamental investment policy permitting New Fund to invest all of its assets in another open-end investment company managed by INVESCO or an affiliate with substantially the same investment objective and policies as the New Fund. Three other fundamental restrictions of Global Health Sciences Fund would differ from the analogous policies to be adopted by New Fund; the differences in these three investment restrictions could have a material positive or negative impact on how Global Health Sciences Fund - if it is reorganized as New Fund - is operated. Finally, New Fund will have certain non-fundamental investment policies that differ from the investment policies of Global Health Sciences Fund. Adoption or modification of New Fund's non-fundamental investment policies and restrictions does not require shareholder approval. However, the Trustees ask that shareholders considered these differences when considering Proposal 2(c).

PROPOSAL 2(c)(i) - FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO BORROWING

BORROWING. Global Health Sciences Fund's current fundamental investment restriction relating to borrowing and the issuance of senior securities is as follows:


            The Fund may not borrow money or issue senior securities, except that the Fund may borrow in an amount not exceeding 15% of its total assets to finance the repurchase of or tender offers for Shares to pay dividends and other distributions, and may borrow for temporary purposes in an amount not exceeding 5% of its total assets (the Fund will not be deemed to have issued a senior security by reason of effecting short sales, lending securities, purchasing securities on a when-issued or delayed delivery basis, or engaging in hedging transactions in accordance with its investment policies, or entering into collateral arrangements or maintaining margin deposits incident to any of the foregoing practices).

      New Fund will have the following fundamental investment restrictions relating to borrowing and the issuance of senior securities:

            The Fund may not borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). The Fund may not issue senior securities, except as permitted under the 1940 Act.

      In addition, the following non-fundamental investment restriction will be applicable to New Fund:

            The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes, for leveraging or investing, or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowing for purposes of [the] fundamental limitation [on borrowing].

      As a result of these policies, New Fund will have the ability to borrow up to 33 1/3% of its assets, compared to the maximum 15% of its assets that Global Health Sciences Fund is permitted to borrow. Unlike Global Health Sciences Fund, New Fund would also, be permitted to borrow for the purpose of purchasing securities - i.e., New Fund will have the ability to leverage its assets. To the extent New Fund uses borrowing to buy securities, the risk of loss is magnified if the value of the security purchased decreases, and gains will be magnified if the value of the security purchased increases. To repay such borrowing, New Fund might have to sell portfolio securities at a time and at a price that is unfavorable to New Fund. In addition, New Fund would incur the expense of interest on such borrowing.

      THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR PROPOSAL 2(c)(i)

PROPOSAL 2(c)(ii) - FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO ISSUER
                    DIVERSIFICATION

      ISSUER DIVERSIFICATION. Global Health Sciences Fund is a diversified fund; it has the following fundamental investment restriction on issuer diversification.


            The Fund may not, with respect to 75% of its total assets, purchase the securities of any one issuer (except U.S. Government Securities) if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer.

      New Fund, by contrast, will be a non-diversified fund, with the following fundamental investment restriction on issuer diversification:

            [New Fund] may not, with respect to 50% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issue, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

      Because a smaller portion of its portfolio will be subject to the issuer diversification requirements, New Fund will have greater investment flexibility than Global Health Sciences Fund, in that it will be permitted to acquire larger positions in the securities of a particular issuer. Investing a larger percentage of its assets in a single issuer's securities, however, will increase New Fund's exposure to the risks associated with such issuer's financial condition and operations, and the risk that the value of that issuer's securities will decrease.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMEND A VOTE FOR PROPOSAL 2(c)(ii)

PROPOSAL 2(c)(iii) - FUNDAMENTAL INVESTMENT RESTRICTION RELATING TO LENDING.

      LENDING. Global Health Sciences Fund's fundamental investment restriction with respect to lending is as follows:

            The Fund may not make loans of money or securities to any person, except that the Fund may lend money through the purchase of securities (including repurchase agreements) in accordance with its investment policies, and make loans of portfolio securities in an amount not exceeding 25% of the Fund's assets.

      New Fund's fundamental investment restriction on lending would increase the foregoing limit from 25% to 33 1/3%, by providing as follows:

            [New Fund] may not lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

      Global Health Sciences Fund's fundamental investment restriction on lending is more limiting than the provisions in the 1940 Act governing lending. The advantage of lending portfolio securities is that a fund continues to have the benefits (and risks) of ownership of the securities lent, while at the same time receiving interest payments from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower might fail to return the securities at the agreed-upon time.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2(c)(iii)

PROPOSAL 2(c)(iv) - APPROVAL OF CONFORMING LANGUAGE OF FUNDAMENTAL INVESTMENT
                    POLICIES

      If the Reorganization is approved, certain fundamental investment policies of the New Fund will differ in minor respects from those of Global Health Sciences Fund with respect to investment in commodities, investment in real estate, and underwriting securities in order to conform their wording to the wording of the analogous fundamental investment restrictions of the Counselor Series Funds.

      Global Health Sciences Fund's fundamental investment restrictions in these three areas are as follows:

            The Fund may not buy or sell commodities, commodity contracts, oil, gas or other mineral interests or exploration programs (however, the Fund may purchase securities of companies which invest in the foregoing and may enter into transactions in hedging instruments).

            The Fund may not buy or sell real estate or interests there in (however, securities issued by companies which invest in real estate or interests therein may be purchased and sold).

            The Fund may not engage in the underwriting of any securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in the sale of its Shares or in disposing of a portfolio security.

The analogous fundamental investment restrictions for New Fund will be as follows:

            [New Fund] may not purchase or sell physical commodities; however this policy shall not prevent the Fund from purchasing and selling foreign securities, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

            [New Fund] may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

            [New Fund] may not underwrite the securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities.

  THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2(c)(iv)

PROPOSAL 2(c)(v) - MASTER FEEDER STRUCTURE

      New Fund will have a fundamental investment policy that permits it to invest all of its assets in another open-end investment company managed by INVESCO or an affiliate with substantially the same investment objective and policies as the New Fund. Adoption of the policy will allow New Fund to participate in a so-called "master/feeder fund" organizational format. Shareholders are asked to approve the following fundamental investment policy:

            [New Fund] may, notwithstanding any other fundamental investment policy or limitation, invest all of its asset in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies, and limitations as the Fund.

      The master/feeder structure has the potential, under certain circumstances, to minimize administrative costs and maximize the possibility of gaining a broader investor base. Currently, neither Counselor Series Funds nor any of the other INVESCO Funds intends to establish a master/feeder structure; however, the Board of Directors of Counselor Series Funds has recommended that each series' shareholders adopt a policy that would permit this structure in the event that the Board determines to recommend the adoption of a master/feeder structure.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2(c)(v)

PROPOSALS 2(a), 2(b), AND 2(c) ARE BEING PRESENTED TO SHAREHOLDERS BY THE TRUSTEES AS A COMPREHENSIVE PLAN TO REORGANIZE GLOBAL HEALTH SCIENCES FUND AS A SERIES OF COUNSELOR SERIES FUNDS. ACCORDINGLY, THE PROPOSED REORGANIZATION OF GLOBAL HEALTH SCIENCES FUND WILL BE IMPLEMENTED ONLY IF SHAREHOLDERS APPROVE ALL ELEMENTS OF PROPOSALS 2(a), 2(b), AND 2(c).

ADDITIONAL INFORMATION CONCERNING NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE NEW FUND

      Non-fundamental investment restrictions may be changed or adopted by either the Trustees of Global Health Sciences Fund or the Directors of New Fund; a change to, or adoption of, a non-fundamental investment restriction does not require shareholder approval.

      The Directors of New Fund have adopted certain non-fundamental investment restrictions that conform to the standard non-fundamental investment restrictions applicable to the other Counselor Series Funds. As a result of the adoption of these non-fundamental investment policies, New Fund's ability to invest in illiquid securities would be less than Global Health Sciences Fund's ability to invest in such securities - 15% of net assets for New Fund, as opposed to 25% of net assets for Global Health Sciences Fund. Global Health Sciences Fund has never invested the maximum permitted 25% of its net assets in illiquid securities, and very rarely invested more than 15% of its net assets in illiquid securities. Global Health Sciences Fund had 12.18% of its total net assets invested in illiquid securities as of March 9, 2001.

      Furthermore, the current limit on Global Health Sciences Fund's ability to engage in short sales (it may do so only to the extent that the current market value of securities sold short does not exceed 25% of the Fund's total assets) would be removed. If the Reorganization is approved, New Fund will have the ability to engage in short selling the maximum extent permitted by the 1940 Act.

      In addition to the non-fundamental restrictions on borrowing discussed above, New Fund's non-fundamental investment restriction on investing in illiquid securities will be as follows:

            [New Fund] does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

      New  Fund's   non-fundamental   investment  restriction  on  investing  in
securities issued by other investment companies will be as follows:

            [New Fund] may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.\

INDEPENDENT ACCOUNTANTS

      PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado, are the independent accountants of both Global Health Sciences Fund and Counselor Series Funds. The independent accountants are responsible for auditing the financial statements of the Funds.

      This firm has no direct financial interest or material indirect financial interest in Global Health Sciences Fund, Counselor Series Funds or INVESCO. Representatives of PricewaterhouseCoopers LLP are not expected to attend the Meeting.

      PricewaterhouseCoopers LLP provided the following audit services to Global Health Sciences Fund for the fiscal year ended October 31, 2000.

        o  audit of annual financial statements
        o  preparation  of the Fund's  federal and state income tax returns
        o  preparation of the Fund's federal excise tax return
        o  consultation  with the Fund's audit committee
        o  routine consultation on financial accounting and reporting matters.

      The trustees authorized all services performed by PricewaterhouseCoopers LLP. In addition, the trustees annually review the scope of services to be provided by PricewaterhouseCoopers LLP and consider the effect, if any, that performance of any non-audit services might have on audit independence.

      The audit committee of the Fund, consisting of three independent Trustees, meets periodically with PricewaterhouseCoopers LLP to review accounting and reporting requirements.

      In the fiscal year ending October 31, 2000, Global Health Sciences Fund and INVESCO paid PWC for audit and other services as follows.

------------------------------------------------------------------
                          GLOBAL HEALTH SCIENCES      INVESCO
------------------------------------------------------------------
Audit Fees                     $33,500                 None

Financial Systems Design          None                 None
and Implementation
Other Fees                     $ 7,200               $130,500
------------------------------------------------------------------
Total                          $40,700               $130,500
------------------------------------------------------------------

CUSTODIAN

      State Street Bank and Trust Company, P.O. Box 351, Boston MA is the custodian of the cash and investments of both Global Health Sciences Fund and Counselor Series Funds, and will act as custodian of New Fund if Proposal 2 is approved.

TRANSFER AGENTS

      The transfer agent of Global Health Sciences Fund is Equiserve 150 Royall Street, Canton, Massachusetts 02021. The Transfer Agent of Counselor Series Funds is INVESCO, 7800 E. Union Avenue, Denver CO 80237. INVESCO will act as transfer agent of New Fund if Proposal 2 is approved.

MISCELLANEOUS

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES.

      Please advise Shareholder Communications Corporation, Inc., 17 State Street, New York, New York, 10004, if you know that other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to the beneficial owners of the respective shares.

OTHER BUSINESS.

      The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies which do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

SHAREHOLDER PROPOSALS.

      If the Reorganization is approved by the shareholders of Global Health Sciences Fund, New Fund does not intend to hold annual meetings of shareholders in the future. In the event that New Fund should hold a Special Meeting of Shareholders, a shareholder proposal intended to be presented at any such meeting of shareholders of New Fund must be received by the New Fund within a reasonable time before the solicitation by the Board of Directors of New Fund relating to such meeting is to be made in order to be considered in New Fund's proxy statement and form of proxy relating to that meeting. If the Reorganization is not approved, shareholders of Global Health Sciences Fund wishing to submit proposals for inclusion in a proxy statement for a subsequent annual shareholders meeting should send their written proposals by November 30, 2001 to the Fund's Secretary, 7800 E. Union Avenue, Denver CO 80237.

                                   APPENDIX A
                 FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (Agreement) is made as of May 8, 2001, by and between (i) INVESCO Global Health Sciences Fund, a Massachusetts business trust duly registered as a closed-end management investment company under the Investment Company Act of 1940, as amended (1940 Act), with a principal place of business at 7800 E. Union Avenue, Denver, Colorado 80237 (Global Health Sciences
Fund), and (ii) INVESCO Counselor Series Funds, Inc., a Maryland corporation (Counselor Series), on behalf of a new segregated portfolio of assets (series) of Counselor Series named "Global Health Sciences Fund" (Series). Counselor Series is a duly organized corporation under the laws of the State of Maryland duly registered as an open-end management company under the 1940 Act with a principal place of business at 7800 E. Union Avenue, Denver, Colorado 80237. The Series and Global Health Sciences Fund may be referred to herein collectively as the "Funds" or each individually as a "Fund."

This Agreement is intended to be, and is adopted as, a "plan of reorganization" within the meaning of the regulations under Section 368 of the Internal Revenue Code of 1986, as amended (Code), regarding a reorganization under Section 368(a)(1)(F) of the Code. The reorganization will comprise: (a) the transfer of all of the assets of Global Health Sciences Fund to the Series solely in exchange for Class A shares of common stock of the Series (Series Shares) and the assumption by the Series of Global Health Sciences Fund's liabilities; and
(b) the constructive distribution of such Series shares by Global Health Sciences Fund pro rata to its shareholders in complete liquidation, dissolution and termination of Global Health Sciences Fund in exchange for all of Global Health Sciences Fund's outstanding shares. On the Closing Date (as defined in
Section 6), Global Health Sciences Fund shall receive a number of full and fractional Series Shares having an aggregate net asset value equal to the value of the assets of Global Health Sciences Fund, less the liabilities of Global Health Sciences Fund, at the Valuation Time (as defined in Section 4), which Global Health Sciences Fund shall then distribute pro rata to its shareholders. The foregoing transactions are referred to herein as the "Reorganization." In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:

1.    REPRESENTATIONS AND WARRANTIES OF GLOBAL HEALTH SCIENCES FUND.

Global Health Sciences Fund represents and warrants to and agrees with the Series that:

(a) Global Health Sciences Fund is a trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Global Health Sciences Fund is a closed-end management investment company duly registered under the 1940 Act, and such registration is in full force and effect;

(c) The Prospectus of Global Health Sciences Fund, dated January 16, 1992, and any information provided in the annual report of Global Health Sciences Fund for the year ended October 31, 2000 pursuant to Rule 8b-16(b) of the 1940 Act and previously furnished to the Series, did not and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Global Health Sciences Fund, threatened against Global Health Sciences Fund which assert liability on the part of Global Health Sciences Fund. Global Health Sciences Fund knows of no facts which might form the basis for the institution of such proceedings;

(e) Global Health Sciences Fund is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, violation of any provision of its Declaration of Trust or By-laws, or, to the knowledge of Global Health Sciences Fund, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Global Health Sciences Fund is a party or by which Global Health Sciences Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Global Health Sciences Fund is a party or is bound;

(f) The Statement of Assets and Liabilities, the Statement of Operations, the Statement of Changes in Net Assets, Financial Highlights, and the Schedule of Investments (including market values) of Global Health Sciences Fund at or for the year ended October 31, 2000, have been audited by PricewaterhouseCoopers LLP, independent accountants, and have been furnished to the Series together with such unaudited financial statements and a Schedule of Investments (including market values) at and for the six month period ended April 30, 2001. Said Statements of Assets and Liabilities and Schedules of Investments fairly present the Fund's financial position as of their respective dates and said Statements of Operations, Statements of Changes in Net Assets, and Financial Highlights fairly reflect its results of operations, changes in financial position, and financial highlights for the periods covered thereby in conformity with generally accepted accounting principles consistently applied;

(g) Global Health Sciences Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as owed by it on its Statement of Assets and Liabilities as of April 30, 2001, and those incurred in the ordinary course of Global Health Sciences Fund's business as an investment company since April 30, 2001, except as otherwise disclosed in writing to and accepted by Counselor Series;

(h) The proxy statement filed with the Securities and Exchange Commission by Global Health Sciences Fund relating to the Reorganization (Proxy Statement) on the date such Proxy Statement is first sent to shareholders of Global Health Sciences Fund insofar as it relates to Global Health Sciences Fund, (i) complies in all material respects with the provisions of the Securities Act of 1933, as amended (1933 Act), the Securities Exchange Act of 1934, as amended (1934 Act), the 1940 Act, and the rules and regulations thereunder, and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Proxy Statement insofar as it relates to Global Health Sciences Fund will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(i) All material contracts and commitments of Global Health Sciences Fund (other than this Agreement and investment contracts, including options, futures, and forward contracts) will be terminated without liability to Global Health Sciences Fund on or prior to the Closing Date (other than those made in connection with redemptions of shares and the purchase and sale of portfolio securities made in the ordinary course of business);

(j) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by Global Health Sciences Fund of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(k) Global Health Sciences Fund has filed or will file all federal and state tax returns which, to the knowledge of Global Health Sciences Fund's officers, are required to be filed by Global Health Sciences Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Global Health Sciences Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) Global Health Sciences Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company ("RIC") for all of its prior taxable years and intends to meet such requirements for its current taxable year; its assets will be invested at all times through the Closing Date in a manner that ensures compliance with the foregoing; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(m) All of the issued and outstanding shares of Global Health Sciences Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law, and have been offered for sale and in conformity with all applicable federal securities laws. All of the issued and outstanding shares of Global Health Sciences Fund will, at the Closing Date, be held by the persons and in the amounts set forth in the list of shareholders submitted to Counselor Series in accordance with this Agreement;

(n) As of both the Valuation Time (as defined in Section 4) and the Closing Date, Global Health Sciences Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of Global Health Sciences Fund to be transferred to the Series pursuant to this Agreement. As of the Closing Date, subject only to the delivery of Global Health Sciences Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire Global Health Sciences Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course or that are disclosed to the Series) and without any restrictions upon the transfer thereof; and

(o) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Health Sciences Fund, and this Agreement constitutes a valid and binding obligation of Global Health Sciences Fund enforceable in accordance with its terms (except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity), subject to approval of the shareholders of the Fund.

2.    REPRESENTATIONS AND WARRANTIES OF COUNSELOR SERIES.

Counselor Series, on behalf of the Series, represents and warrants to and agrees with Global Health Sciences Fund that:

(a) The Series will be a series of Counselor Series, a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland that has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has or will have prior to the Closing Date all necessary federal, state, and local authorizations to carry on its business as now being conducted and to carry out this Agreement;

(b) Counselor Series is an open-end, management investment company duly registered under the 1940 Act, and such registration is in full force and effect, and the Series is a newly organized series of Counselor Series, and, prior to the Closing Date, the Series has not and shall not have engaged in any business activities other than such activities as are directly related to organization of the Series in anticipation of the Reorganization and any other transactions contemplated hereby;

(c) Prior to the Closing Date, Counselor Series shall have on file with the Securities and Exchange Commission an effective Prospectus and Statement of Additional Information for the Series (Series Disclosure Documents) contemplating that the Series shall be managed as an open-end fund having the same investment objective as the Global Health Sciences Fund, as described in the Proxy Statement, and the Series Disclosure Documents shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(d) There are no material legal, administrative, or other proceedings pending or, to the knowledge of Counselor Series, threatened against the Series which assert liability on the part of the Series. Counselor Series knows of no facts which might form the basis for the institution of such proceedings;

(e) Counselor Series is not in, and the execution, delivery, and performance of this Agreement in accordance with its terms will not result in, violation of any provision of its Articles of Incorporation or any Supplement thereto or any amendment thereof or Bylaws, or, to the knowledge of Counselor Series, of any agreement, indenture, instrument, contract, lease, or other undertaking to which Counselor Series is a party or by which Counselor Series is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which Counselor Series is a party or is bound;

(f) The Series has no liabilities of any nature, contingent or otherwise;

(g) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained, or as may be contemplated hereby, under the 1933 Act, the 1934 Act, the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the District of Columbia and Puerto Rico);

(h) Counselor Series has filed or will file all federal and state tax returns which, to the knowledge of Counselor Series 's officers, are required to be filed by Counselor Series and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of Counselor Series's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) The Series will be a "fund" as defined in section 851(g)(2) of the Code and will meet all the requirements of Subchapter M of the Code for qualification and treatment as a RIC for its taxable year in which the Reorganization occurs; and it intends to continue to meet all such requirements for the next taxable year;

(j) As of the Closing Date, the shares of beneficial interest of the Series to be issued to Global Health Sciences Fund will have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and nonassessable by the Series, and no shareholder of the Series will have any preemptive right of subscription or purchase in respect thereof;

(k) The execution, performance, and delivery of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Counselor Series, and this Agreement constitutes a valid and binding obligation of Counselor Series enforceable in accordance with its terms (except as the same may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws relating to or affecting creditors' rights and by general principles of equity);

(l) The Proxy Statement on the date such Proxy Statement is first sent to shareholders of Global Health Sciences Fund insofar as it relates to Counselor Series, (i) complies in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act, and the rules and regulations thereunder, and (ii) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders' meeting referred to in Section 7 and on the Closing Date, the Proxy Statement insofar as it relates to Counselor Series will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(m) The issuance of the Series Shares pursuant to this Agreement will be in compliance with all applicable federal securities laws.

3.    REORGANIZATION.

Subject to the requisite approval of the shareholders of Global Health Sciences Fund and to the other terms and conditions contained herein, Global Health Sciences Fund agrees to assign, sell, convey, transfer, and deliver to the Series as of the Closing Date all of the assets of Global Health Sciences Fund of every kind and nature existing on the Closing Date. The Series agrees in exchange therefor: (i) to assume all of Global Health Sciences Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (ii) to issue and deliver to Global Health Sciences Fund a number of full and fractional Class A shares of the Series having an aggregate net asset value equal to the value of the assets of Global Health Sciences Fund less the liabilities of Global Health Sciences Fund, determined as provided for under Section 4.

The assets of Global Health Sciences Fund to be acquired by the Series shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, chooses in action, and other property owned by Global Health Sciences Fund, and any deferred or prepaid expenses (other than deferred organizational expenses) shown as an asset on the books of Global Health Sciences Fund on the Closing Date. Global Health Sciences Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time with respect to the assets transferred hereunder without regard to the payment date thereof.

The liabilities of Global Health Sciences Fund to be assumed by the Series shall include all of Global Health Sciences Fund's liabilities, debts, obligations, and duties, of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable on the Closing Date, and whether or not specifically referred to in this Agreement. Notwithstanding the foregoing, Global Health Sciences Fund agrees to use its best efforts to discharge all of its known liabilities prior to the Closing Date, other than liabilities incurred in the ordinary course of business.

Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable, Global Health Sciences Fund will constructively distribute pro rata to its shareholders of record, determined as of the Valuation Time, the Series Shares in exchange for such shareholders' shares of beneficial interest in Global Health Sciences Fund and Global Health Sciences Fund will be liquidated and dissolved in accordance with the trust law of the Commonwealth of Massachusetts and Global Health Sciences Fund's Declaration of Trust. Such distribution shall be accomplished by the Series' transfer agent opening accounts on the Series' share transfer books in the names of the Global Health Sciences Fund shareholders and transferring the Series Shares thereto. Each Global Health Sciences Fund shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Series Shares due that shareholder. All outstanding Global Health Sciences Fund shares, including any represented by certificates, shall simultaneously be canceled on Global Health Sciences Fund's share transfer records. The Series shall not issue certificates representing the Series Shares in connection with the Reorganization.

Any reporting responsibility of Global Health Sciences Fund is and shall remain its responsibility up to and including the date on which it is terminated.

Any transfer taxes payable upon issuance of the Series Shares in a name other than that of the registered holder on Global Health Sciences Fund's books of the Global Health Sciences Fund shares constructively exchanged for the Series Shares shall be paid by the person to whom such Series Shares are to be issued, as a condition of such transfer.

4.    VALUATION.

The Valuation Time shall be as of the close of regular trading on the New York Stock Exchange on the Closing Date, or such other date as may be mutually agreed upon in writing by the parties hereto (Valuation Time).

As of the Closing Date, the Series will deliver to Global Health Sciences Fund the number of Series Shares having an aggregate net asset value equal to the value of the assets of Global Health Sciences Fund transferred hereunder less the liabilities of Global Health Sciences Fund, determined as provided in this
Section 4.

The net asset value per share of the Series to be delivered to Global Health Sciences Fund, the value of the assets of Global Health Sciences Fund transferred hereunder, and the liabilities of Global Health Sciences Fund to be assumed hereunder, shall, in each case, be determined as of the Valuation Time.

All computations pursuant to this Section shall be made by or under the direction of INVESCO Funds Group, Inc., in accordance with its regular practice as pricing agent for the Funds.

5.    FEES; EXPENSES.

(a) Global Health Sciences Fund shall be responsible for all expenses, fees and other charges in connection with the transactions contemplated by this Agreement. Any portfolio transaction expenses incurred in the purchase and sale of securities in connection with the transactions contemplated by this Agreement which may be attributable to the Series will be borne by the Series.

(b) Each of the Series and Global Health Sciences Fund represents that there is no person who has dealt with it who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

6.    CLOSING DATE.

The Reorganization, together with related acts necessary to consummate the same (Closing), unless otherwise provided herein, shall occur at the principal office of the Funds, 7800 E. Union Avenue, Denver, Colorado, as of the Valuation Time on a date determined by both the Board of Trustees of Global Health Sciences Fund and the Board of Directors of Counselor Series, or at some other time and place agreed to by Global Health Sciences Fund and Counselor Series (Closing
Date).

If on the Closing Date: (i) any of the markets for securities held by Global Health Sciences Fund is closed to trading, or (ii) trading thereon is restricted, or (iii) trading or the reporting of trading on said market or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of Global Health Sciences Fund, the Valuation Time and the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and such reporting shall have been restored, or such other date as the parties may agree.

If, prior to the Closing Date, either the Board of Trustees of Global Health Sciences Fund or the Board of Directors of Counselor Series determines in its sole discretion that it is either impracticable or inadvisable to consummate the Reorganization on the Closing Date due to adverse market developments or otherwise, the parties may determine to delay the Closing Date to such time as shall be mutually agreed by the parties hereto or to terminate this Agreement in its entirety in accordance with the provisions of Section 12 hereof.

7.    SHAREHOLDER MEETING AND TERMINATION OF GLOBAL HEALTH SCIENCES FUND.

Global Health Sciences Fund agrees to call a meeting of its shareholders to consider transferring its assets to the Series as herein provided, approving this Agreement, and authorizing the liquidation of Global Health Sciences Fund.

Global Health Sciences Fund agrees that as soon as reasonably practicable after distribution of the Series Shares, Global Health Sciences Fund shall be terminated and dissolved pursuant to the trust laws of the Commonwealth of Massachusetts and its Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date Global Health Sciences Fund shall not conduct any business except in connection with its liquidation, dissolution and termination.

8.    CONDITIONS TO OBLIGATIONS OF COUNSELOR SERIES.

Counselor Series' obligations hereunder shall be subject to satisfaction of the following conditions, at or before the Closing:

That Global Health Sciences Fund furnishes to Counselor Series a statement, dated as of the Closing Date, signed by an officer of Global Health Sciences Fund, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Global Health Sciences Fund made in this Agreement are true and correct in all material respects and that Global Health Sciences Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;

That Global Health Sciences Fund furnishes the Counselor Series with copies of the resolutions, certified by an officer of Global Health Sciences Fund, evidencing the approval of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest in Global Health Sciences Fund;

That, on or prior to the Closing Date, Global Health Sciences Fund declares one or more dividends or other distributions which, together with all previous such dividends or other distributions attributable to its current taxable year, shall have the effect of distributing to the shareholders of Global Health Sciences Fund substantially all of Global Health Sciences Fund's investment company taxable income and all of its net realized capital gain (each determined without regard to the deduction for dividends paid), if any, as of the Closing Date;

Global Health Sciences Fund's fund accounting and pricing agent shall deliver at the Closing a certificate of an authorized officer verifying that the information (including adjusted basis and holding period, by lot) concerning the assets, including all portfolio securities, transferred by Global Health Sciences Fund to the Series, as reflected on the Series's books immediately after the Closing, does or will conform to that information on Global Health Sciences Fund's books immediately before the Closing.

That Global Health Sciences Fund's custodian delivers to the Series a certificate identifying the assets of Global Health Sciences Fund held by such custodian as of the Valuation Time and stating that as of the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series; (ii) Global Health Sciences Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;

That Global Health Sciences Fund's transfer agent delivers to Counselor Series at the Closing a certificate setting forth the number of shares of Global Health Sciences Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares held of record by each such shareholder;

That Global Health Sciences Fund calls a meeting of its shareholders to consider transferring its assets to the Series and authorizing the liquidation and termination of Global Health Sciences Fund, all as herein provided;

That Global Health Sciences Fund delivers to Counselor Series a certificate of an officer of Global Health Sciences Fund, dated as of the Closing Date, that there has been no material adverse change in Global Health Sciences Fund's financial position since April 30, 2001, other than changes in the market value of its portfolio securities, or changes due to dividends paid, or losses from operations; and

That all of the issued and outstanding shares of beneficial interest in Global Health Sciences Fund shall have been offered for sale and sold by Global Health Sciences Fund in conformity with all applicable state securities laws and, to the extent that any audit of the records of Global Health Sciences Fund or its transfer agent by Counselor Series or its agents shall have revealed otherwise, Global Health Sciences Fund shall have taken all actions that in the opinion of Counselor Series are necessary to remedy any prior failure on the part of Global Health Sciences Fund to have offered for sale and sold such shares in conformity with such laws.

9.    CONDITIONS TO OBLIGATIONS OF GLOBAL HEALTH SCIENCES FUND.

Global Health Sciences Fund's obligations hereunder shall be subject to satisfaction of the following conditions, at or before the Closing:

That Counselor Series shall have executed and delivered to Global Health Sciences Fund an Assumption of Liabilities, certified by an officer of Counselor Series, dated as of the Closing Date, pursuant to which the Series assumes all of the liabilities of Global Health Sciences Fund existing at the Valuation Time;

That Counselor Series furnishes to Global Health Sciences Fund a statement, dated as of the Closing Date, signed by an officer of Counselor Series, certifying that as of the Valuation Time and the Closing Date all representations and warranties of Counselor Series made in this Agreement are true and correct in all material respects, and Counselor Series has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and

That Global Health Sciences Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to Counselor Series, to the effect that the Series Shares are duly authorized and upon delivery to Global Health Sciences Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable by the Series and no shareholder of the Series has any preemptive right of subscription or purchase in respect thereof.

10.   CONDITIONS TO OBLIGATIONS OF COUNSELOR SERIES AND GLOBAL HEALTH
SCIENCES FUND.

Counselor Series' and Global Health Sciences Fund's obligations hereunder shall be subject to satisfaction of the following conditions, at or before the
Closing:

That the transactions contemplated by this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest in Global Health Sciences Fund;

That on or before the Closing Date, the Securities and Exchange Commission (SEC) shall have declared effective the Series Disclosure Documents meeting the requirements of Section 2(c) hereof;

That neither the Trustees of Global Health Sciences Fund nor the Directors of Counselor Series shall have made and not withdrawn a determination that the Reorganization is either impracticable or inadvisable due to adverse market developments or otherwise, as described in Section 6(c) hereof;

That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities, which term as used herein shall include the District of Columbia and Puerto Rico, and including "no action" positions of such federal or state authorities) deemed necessary by Counselor Series or Global Health Sciences Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of Counselor Series or Global Health Sciences Fund, provided that either party hereto may for itself waive any of such conditions;

That all proceedings taken by Counselor Series or Global Health Sciences Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to Counselor Series and its counsel, Kirkpatrick & Lockhart LLP, and Global Health Sciences Fund and its counsel, Kirkpatrick & Lockhart LLP;

That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement; and

That Counselor Series and Global Health Sciences Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, satisfactory to each of them, that for federal income tax purposes:

The acquisition by the Series of all the assets of Global Health Sciences Fund in exchange solely for the Series Shares and the assumption by the Series of Global Health Sciences Fund's liabilities, followed by the distribution by Global Health Sciences Fund of the Series Shares to the shareholders of Global Health Sciences Fund pursuant to the complete liquidation of Global Health Sciences Fund and in exchange for their Global Health Sciences Fund shares, will constitute a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and Global Health Sciences Fund and the Series will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

No gain or loss will be recognized by Global Health Sciences Fund upon the transfer of all of its assets to the Series, in exchange solely for shares of beneficial interest of the Series and the assumption by the Series of Global Health Sciences Fund's liabilities, followed by Global Health Sciences Fund's subsequent distribution of those shares to shareholders in liquidation of Global Health Sciences Fund.

No gain or loss will be recognized by the Series upon receipt of the assets of Global Health Sciences Fund in exchange solely for the Series Shares and its assumption of Global Health Sciences Fund's liabilities.

The shareholders of Global Health Sciences Fund will recognize no gain or loss upon the exchange of their Global Health Sciences Fund shares solely for Series Shares.

The basis of Global Health Sciences Fund's assets in the hands of the Series will be the same as the basis of those assets in the hands of Global Health Sciences Fund immediately prior to the Reorganization.

The basis of Series Shares in the hands of Global Health Sciences Fund shareholders will be the same as their basis in Global Health Sciences Fund shares to be exchanged therefor.

The Series' holding period with respect to the assets received from Global Health Sciences Fund will include the period for which such assets were held by Global Health Sciences Fund.

The holding period of Series Shares to be received by each Global Health Sciences Fund shareholder will include the period during which Global Health Sciences Fund shares to be surrendered in exchange therefor were held, provided such Global Health Sciences Fund shares were held as capital assets by that shareholder on the date of the Reorganization.

The Reorganization will not result in the termination of Global Health Sciences Fund's taxable year and Global Health Sciences Fund's tax attributes enumerated in Section 381(c) of the Code will be taken into account by the Series as if there had been no Reorganization.

The qualification of each of Fund as a RIC under Sections 851 through 855 of the Code will not be affected as a result of the Reorganization, except that, upon the liquidation and dissolution of Global Health Sciences Fund, it will no longer qualify as a RIC.

Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this subsection 10(g).

11.   COVENANTS OF THE SERIES AND GLOBAL HEALTH SCIENCES FUND.

Global Health Sciences Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and other distributions;

The Series covenants that, between the date hereof and the Closing Date, it shall not engage in any business activities other than such activities as are directly related to organization of the Series in anticipation of the Reorganization and any other transactions contemplated hereby;

Global Health Sciences Fund covenants that it is not acquiring the Series Shares for the purpose of making any distribution other than in accordance with the terms of this Agreement;

Global Health Sciences Fund covenants that it will assist Counselor Series in obtaining such information as Counselor Series reasonably requests concerning the beneficial ownership of Global Health Sciences Fund's shares; and

Global Health Sciences Fund covenants that its liquidation and termination will be effected in the manner provided in the General Corporation Law of the State of Maryland and its Articles of Incorporation in accordance with applicable law and after the Closing Date, Global Health Sciences Fund will not conduct any business except in connection with its liquidation and termination.

12.   TERMINATION.

Counselor Series and Global Health Sciences Fund may terminate this Agreement by mutual agreement. In addition, either Counselor Series or Global Health Sciences Fund may at its option terminate this Agreement at or prior to the Closing Date because:

(i) of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or

(ii) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met. In the event of any such termination, there shall be no liability for damages on the part of Global Health Sciences Fund or Counselor Series, or their respective Trustees/Directors or officers.

13.   SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES.

This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the State of Maryland.

This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of Counselor Series or Global Health Sciences Fund; provided, however, that following the shareholders' meeting called by Global Health Sciences Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be paid to Global Health Sciences Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

Except as expressly provided otherwise herein, either Counselor Series or Global Health Sciences Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of its shareholders.

The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.

14.   DECLARATION OF TRUST.
A copy of Global Health Sciences Fund's Declaration of Trust, as restated and amended, is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of Global Health Sciences Fund as trustees, and not individually and that the obligations of Global Health Sciences Fund under this instrument are not binding upon any of Global Health Sciences Fund's Trustees, officers, or shareholders, as the case may be, individually but are binding only upon the assets and property of Global Health Sciences Fund. Each of Counselor Series and Global Health Sciences Fund agrees that its obligations hereunder apply only to it and not to its shareholders individually or to the Trustees or Directors thereof.

15.   ASSIGNMENT.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement. This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by an appropriate officer. SIGNATURE LINES OMITTED

                                   APPENDIX B

                      FORM OF INVESTMENT ADVISORY AGREEMENT

      THIS AGREEMENT is made this 23rd day of August, 2000, in Denver, Colorado, by and between INVESCO Funds Group, Inc. (the "Adviser"), a Delaware corporation, and INVESCO Advantage Series Funds, Inc., a Maryland Corporation (the "Company").

                             W I T N E S S E T H :

      WHEREAS, the Company is a corporation organized under the laws of the State of Maryland; and

      WHEREAS, the Company is registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as a non-diversified, open-end management investment company and currently has one class of shares which is divided into series (the "Shares"), which may be divided into additional series, each representing an interest in a separate portfolio of investments specific in Schedule A (each a "Fund" and, collectively, the "Funds"); and

      WHEREAS, the Company desires that the Adviser manage its investment operations and provide certain other services, and the Adviser desires to manage said operations and to provide such other services;

      NOW, THEREFORE, in consideration of these premises and of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

      1. INVESTMENT MANAGEMENT SERVICES. The Adviser hereby agrees to manage the investment operations of the Company's Funds, subject to the terms of this Agreement and to the supervision of the Company's directors (the "Directors"). The Adviser agrees to perform, or arrange for the performance of, the following specific services for the Company:

             (a) to manage the investment and reinvestment of all the assets, now or hereafter acquired, of the Company's Funds, and to execute all purchases and sales of portfolio securities;

             (b) to maintain a continuous investment program for the Company's Funds, consistent with (i) the Funds' investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the Investment Company Act of 1940, as amended (the "1940 Act"), and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the Securities Act of 1933, as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

             (c) to determine what securities are to be purchased or sold for the Company's Funds, unless otherwise directed by the Directors of the Company, and to execute transactions accordingly;

             (d) to provide to the Company's Funds the benefit of all of the investment analyses and research, the reviews of current economic conditions and of trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Adviser;

             (e) to determine what portion of the Company's Funds should be invested in the various types of securities authorized for purchase by the Funds; and

             (f) to make recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the Funds' securities shall be exercised.

     With respect to execution of transactions for the Company's Funds, the Adviser is authorized to employ such brokers or dealers as may, in the Adviser's best judgment, implement the policy of the Company to obtain prompt and reliable execution at the most favorable price obtainable. In assigning an execution or negotiating the commission to be paid therefore, the Adviser is authorized to consider the full range and quality of a broker's services which benefit the Company, including but not limited to research and analytical capabilities, reliability of performance, and financial soundness and responsibility. Research services prepared and furnished by brokers through which the Adviser effects securities transactions on behalf of the Company may be used by the Adviser in servicing all of its accounts, and not all such services may be used by the Adviser in connection with the Company. In the selection of a broker or dealer for execution of any negotiated transaction, the Adviser shall have no duty or obligation to seek advance competitive bidding for the most favorable negotiated commission rate for such transaction, or to select any broker solely on the basis of its purported or "posted" commission rate for such transaction, provided, however, that the Adviser shall consider such "posted" commission rates, if any, together with any other information available at the time as to the level of commissions known to be charged on comparable transactions by other qualified brokerage firms, as well as all other relevant factors and circumstances, including the size of any contemporaneous market in such securities, the importance to the Company of speed, efficiency, and confidentiality of execution, the execution capabilities required by the circumstances of the particular transactions, and the apparent knowledge or familiarity with sources from or to whom such securities may be purchased or sold. Where the commission rate reflects services, reliability and other relevant factors in addition to the cost of execution, the Adviser shall have the burden of demonstrating that such expenditures were bona fide and for the benefit of the Company.

      2. OTHER SERVICES AND FACILITIES. The Adviser shall, in addition, supply at its own expense all supervisory and administrative services and facilities necessary in connection with the day-to-day operations of the Company (except those associated with the preparation and maintenance of certain required books and records, and recordkeeping and administrative functions relating to employee benefit and retirement plans, which services and facilities are provided under a separate Administrative Services Agreement between the Company and the Adviser). These services shall include, but not be limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Company's operations; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Company's operations; preparation and review of required documents, reports and filings by the Adviser's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Company), except insofar as the assistance of independent accountants or attorneys is necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining the books and records required to be prepared and maintained by the Company pursuant to Rule 31a-1(b)(4), (5), (9), and (10) under the Investment Company Act of 1940. All books and records prepared and maintained by the Adviser for the Company under this Agreement shall be the property of the Company and, upon request therefor, the Adviser shall surrender to the Company such of the books and records so requested.

      3. PAYMENT OF COSTS AND EXPENSES. The Adviser shall bear the costs and expenses of all personnel, facilities, equipment and supplies reasonably necessary to provide the services required to be provided by the Adviser under this Agreement. The Company shall pay all of the costs and expenses associated with its operations and activities, except those expressly assumed by the Adviser under this Agreement, including but not limited to:

            (a) all brokers' commissions, issue and transfer taxes, and other costs chargeable to the Company in connection with securities transactions to which the Company is a party or in connection with securities owned by the Company's Funds;

            (b) the fees, charges and expenses of any independent public accountants, custodian, depository, dividend disbursing agent, dividend reinvestment agent, transfer agent, registrar, independent pricing services and legal counsel for the Company;

            (c) the interest on indebtedness, if any, incurred by the Company;

            (d) the taxes, including franchise, income, issue, transfer, business license, and other corporate fees payable by the Company to federal, state, county, city, or other governmental agents;

            (e) the fees and expenses involved in maintaining the registration and qualification of the Company and of its shares under laws administered by the Securities and Exchange Commission or under other applicable regulatory requirements;

            (f) the compensation and expenses of its independent Directors, and the compensation of any employees and officers of the Company who are not employees of the Adviser or one of its affiliated companies and compensated as such;

            (g) the costs of printing and distributing reports, notices of shareholders' meetings, proxy statements, dividend notices, prospectuses, statements of additional information and other communications to the Company's shareholders, as well as all expenses of shareholders' meetings and Directors' meetings;

            (h) all costs, fees or other expenses arising in connection with the organization and filing of the Company's Articles of Incorporation, including its initial registration and qualification under the 1940 Act and under the Securities Act of 1933, as amended, the initial determination of its tax status and any rulings obtained for this purpose, the initial registration and qualification of its securities under the laws of any state and the approval of the
                  Company's operations by any other federal, state, or foreign authority;

            (i) the expenses of repurchasing and redeeming shares of the Company's Funds;

            (j)   insurance premiums;

            (k)   the costs of designing,  printing,  and issuing certificates
                  representing   shares   of   beneficial   interest   of  the
                  Company's  Funds;

            (l)   extraordinary expenses,  including fees and disbursements of
                  Company  counsel,   in  connection  with  litigation  by  or
                  against the Company;

            (m) premiums for the fidelity bond maintained by the Company pursuant to Section 17(g) of the 1940 Act and rules promulgated thereunder (except for such premiums as may be allocated to third parties, as insured thereunder);

            (n)   association and institute dues;

            (o) the expenses of distributing shares of the Company but only if and to the extent permissible under a plan of distribution adopted by the Company pursuant to Rule 12b-1 of the Investment Company Act of 1940; and

            (p) all fees paid by the Company for administrative, recordkeeping, and sub-accounting services under the Administrative Services Agreement between the Company and the Adviser dated August 1, 2000.

      4. USE OF AFFILIATED COMPANIES. In connection with the rendering of the services required to be provided by the Adviser under this Agreement, the Adviser may, to the extent it deems appropriate and subject to compliance with the requirements of applicable laws and regulations, and upon receipt of written approval of the Company, make use of its affiliated companies and their employees; provided that the Adviser shall supervise and remain fully responsible for all such services in accordance with and to the extent provided by this Agreement and that all costs and expenses associated with the providing of services by any such companies or employees and required by this Agreement to be borne by the Adviser shall be borne by the Adviser or its affiliated companies.

      5. COMPENSATION OF THE ADVISER. For the advisory services assumed by the Adviser under this Agreement, the Company shall pay to the Adviser the fees set forth on Schedule B.

      6.    AVOIDANCE OF INCONSISTENT POSITIONS AND COMPLIANCE WITH LAWS.
            In connection with purchases or sales of securities for the Company's Funds, neither the Adviser nor its officers or employees will act as a principal or agent for any party other than the Company's Funds or receive any commissions. The Adviser will comply with all applicable laws in acting hereunder including, without limitation, the 1940 Act; the Investment Advisers Act of 1940, as amended; and all rules and regulations duly promulgated under the foregoing.

      7. DURATION AND TERMINATION. This Agreement shall become effective as of the date it is approved by a majority of the outstanding voting securities of the Company's Funds, and unless sooner terminated as hereinafter provided, shall remain in force for an initial term ending two years from the date of execution, and from year to year thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the outstanding voting securities of the Company's Funds or by the Directors of the Company, and (ii) by a majority of the Directors of the Company who are not interested persons of the Adviser or the Company by votes cast in person at a meeting called for the purpose of voting on such approval.

            This Agreement may, on 60 days' prior written notice, be terminated without the payment of any penalty, by the Directors of the Company, or by the vote of a majority of the outstanding voting securities of the Company's Funds, as the case may be, or by the Adviser. This Agreement shall immediately terminate in the event of its assignment, unless an order is issued by the Securities and Exchange Commission conditionally or unconditionally exempting such assignment from the provisions of Section 15(a) of the 1940 Act, in which event this Agreement shall remain in full force and effect subject to the terms and provisions of said order. In interpreting the provisions of this paragraph 7, the definitions contained in
            Section 2(a) of the 1940 Act and the applicable rules under the 1940 Act (particularly the definitions of "interested person," "assignment" and "vote of a majority of the outstanding voting securities") shall be applied.

            The Adviser agrees to furnish to the Directors of the Company such information on an annual basis as may reasonably be necessary to evaluate the terms of this Agreement.

            Termination  of this  Agreement  shall not  affect  the right of the
            Adviser to receive payments on any unpaid balance of the compensation described in paragraph 5 earned prior to such termination.

      8. NON-EXCLUSIVE SERVICES. The Adviser shall, during the term of this Agreement, be entitled to render investment advisory services to others, including, without limitation, other investment companies with similar objectives to those of the Company's Funds. The Adviser may, when it deems such to be advisable, aggregate orders for its other customers together with any securities of the same type to be sold or purchased for the Company's Funds in order to obtain best execution and lower brokerage commissions. In such event, the Adviser shall allocate the shares so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Company's Funds and the Adviser's other customers.

      9. MISCELLANEOUS PROVISIONS. Notice. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     AMENDMENTS HEREOF. No provision of this Agreement may be orally changed or discharged, but may only be modified by an instrument in writing signed by the Company and the Adviser. In addition, no amendment to this Agreement shall be effective unless approved by (1) the vote of a majority of the Directors of the Company, including a majority of the Directors who are not parties to this Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such amendment, and
     (2) the vote of a majority of the outstanding voting securities of any of the Company's Funds as to which such amendment is applicable (other than an amendment which can be effective without shareholder approval under applicable law).

     SEVERABILITY. Each provision of this Agreement is intended to be severable. If any provision of this Agreement shall be held illegal or made invalid by a court decision, statute, rule or otherwise, such illegality or invalidity shall not affect the validity or enforceability of the remainder of this Agreement.

     HEADINGS. The headings in this Agreement are inserted for convenience and identification only and are in no way intended to describe, interpret, define or limit the size, extent or intent of this Agreement or any provision hereof.

     APPLICABLE LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland. To the extent that the applicable laws of the State of Maryland, or any of the provisions herein, conflict with applicable provisions of the 1940 Act, the latter shall control.

     IN WITNESS WHEREOF, the Adviser and the Company each has caused this Agreement to be duly executed on its behalf by an officer thereunto duly authorized, on the date first above written.

                                   INVESCO ADVANTAGE SERIES FUNDS, INC.

ATTEST:

                                    By: /s/ Mark H. Williamson
                                        ----------------------
                                      Mark H. Williamson
/s/ Glen A. Payne                     President & Chairman of the Board
-----------------                     of Directors
Glen A. Payne
Secretary


                                    INVESCO FUNDS GROUP, INC.

ATTEST:

                                    By: /s/ Mark H. Williamson
                                        ----------------------
                                    Mark H. Williamson
/s/ Glen A. Payne                   President & Chief Executive Officer
-----------------
Glen A. Payne
Secretary

                                           INVESTMENT ADVISORY
                                              SCHEDULE A

REGISTERED
INVESTMENT
COMPANY                                    FUNDS                              EFFECTIVE DATE
-----------------------------------------------------------------------------------------------
INVESCO ADVANTAGE SERIES FUNDS, INC.(1)                                       AUGUST 23, 2000
                                           Advantage Fund
                                           Global Growth Fund(2)              November 29, 2000
                                           Advantage Global Health
                                              Sciences Fund(3)                May __, 2001
                                           Advantage Technology/
                                              Telecommunications Fund(3)      May __, 2001

(1) Amended November 8, 2000 - On November 8, 2000, the name of the INVESCO Advantage Series Funds, Inc. was changed to INVESCO Counselor Series Funds, Inc. Therefore, all references to INVESCO Advantage Series Funds, Inc. should be changed to INVESCO Counselor Series Funds, Inc.
(2) Amended November 29, 2000.
(3) Amended May __, 2001.

                               INVESTMENT ADVISORY
                                   SCHEDULE B

                            INVESCO ADVANTAGE FUND
                INVESCO ADVANTAGE GLOBAL HEALTH SCIENCES FUND(2)
             INVESCO ADVANTAGE TECHNOLOGY/TELECOMMUNIATIONS FUND(2)

For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Company shall pay to the Adviser an advisory fee which will be computed daily and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the INVESCO Advantage Fund, the INVESCO Advantage Global Health Sciences Fund, and the INVESCO Advantage Technology/Telecommunications Fund (individually referred to as "Portfolio"), as determined by valuations made in accordance with each Portfolio's procedures for calculating its net asset value as described in each Portfolio's current Prospectus and/or Statement of Additional Information. The advisory fee to the Adviser shall be computed at an annual rate of 1.50% of each Portfolio's daily average net assets (the "Base Fee"). This Base Fee will be adjusted, on a monthly basis (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point by which the investment performance of each Portfolio exceeds the sum of 2.00% and the investment record of the Russell 3000 Index for INVESCO Advantage Fund, the Morgan Stanley Health Care Product Index for INVESCO Advantage Global Health Sciences Fund, and the Merrill Lynch 100 Technology Index for the INVESCO Advantage Technology/Telecommunications Fund (the "Index" or "Indexes"), or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point by which the investment record of the applicable Index less 2.00% exceeds the investment performance of each Portfolio. The maximum or minimum adjustment, if any, will be 1.00% annually. Therefore, the maximum annual fee payable to the Adviser will be 2.50% of average daily net assets and the minimum annual fee will be 0.50% of average daily net assets. During the first twelve months of operation, the management fee will be charged at the base fee of 1.50% with no performance adjustment. During any period when the determination of each Portfolio's net asset value is suspended by the Directors of the Company, the net asset value of a share of that Portfolio as of the last business day prior to such suspension shall be deemed to be the net asset value at the close of each succeeding business day until it is again determined.

In determining the fee adjustment, if any, applicable during any month, INVESCO will compare the investment performance of the Class A Shares of each Portfolio for the twelve-month period ending on the last day of the prior month (the "Performance Period") to the investment record of the applicable Index during the Performance Period. The investment performance of each Portfolio will be determined by adding together (i) the change in the net asset value of the Class A Shares during the Performance Period, (ii) the value of cash distributions made by the applicable Portfolio to holders of Class A Shares to the end of the Performance Period, and (iii) the value of capital gains per share, if any, paid on undistributed realized long-term capital gains accumulated to the end of the Performance Period, and will be expressed as a percentage of the net asset value per share of the Class A Shares at the beginning of the Performance Period. The investment record of the applicable Index will be determined by adding together
(i) the change in the level of the Index during the Performance Period and (ii) the value, computed consistently with the Index, of cash distributions made by companies whose securities comprise the Index accumulated to the end of the Performance Period, and will be expressed as a percentage of the Index at the beginning of such Period.

After it determines any fee adjustment, INVESCO will determine the dollar amount of additional fees or fee reductions to be accrued for each day of a month by multiplying the fee adjustment by the average daily net assets of the Class A Shares of each Portfolio during the Performance Period and dividing that number by the number of days in the Performance Period. The management fee, as adjusted, is accrued daily and paid monthly.

If the Directors determine at some future date that another securities index is more representative of the composition of the INVESCO Advantage Fund than is the Russell 3000 Index, or the Morgan Stanley Health Care Product Index for INVESCO Advantage Global Health Sciences Fund, or the Merrill Lynch 100 Technology Index for INVESCO Advantage Technology/Telecommunications Fund, the Directors may change the securities index used to compute the fee adjustment. If the Directors do so, the new securities index (the "New Index") will be applied prospectively to determine the amount of the fee adjustment. The Index will continue to be used to determine the amount of the fee adjustment for that part of the Performance Period prior to the effective date of the New Index. A change in the Index will be submitted to shareholders for their approval unless the SEC determines that shareholder approval is not required.

However, no such fee shall be paid to the Adviser with respect to any assets of each Portfolio which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.

Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for purposes of this section and shall be borne by each Portfolio in any event. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of this section.

INVESCO GLOBAL GROWTH FUND(1)

For the services to be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Company shall pay to the Adviser an advisory fee which will be computed on a daily basis and paid as of the last day of each month, using for each daily calculation the most recently determined net asset value of the INVESCO Global Growth Fund, as determined by valuations made in accordance with the INVESCO Global Growth Fund's procedure for calculating its net asset value as described in the INVESCO Global Growth Fund's Prospectus and/or Statement of Additional Information. As full compensation for its advisory services to the INVESCO Global Growth Fund, the Adviser receives a monthly fee from the Fund. The fee is calculated at the annual rate of 1.00% of the INVESCO Global Growth Fund's average net assets.

During any period when the determination of the net asset value is suspended by the Directors of the Company, the net asset value of a share of the INVESCO Global Growth Fund as of the last business day prior to such suspension shall be deemed to be the net asset value at the close of each succeeding business day until it is again determined. However, no such fee shall be paid to the Adviser with respect to any assets of the INVESCO Global Growth Fund which may be invested in any other investment company for which the Adviser serves as investment adviser. The fee provided for hereunder shall be prorated in any month in which this Agreement is not in effect for the entire month.

Interest, taxes and extraordinary items such as litigation costs are not deemed expenses for the purposes of calculating the fee and shall be borne by the Company in any event. Expenditures, including costs incurred in connection with the purchase or sale of the INVESCO Global Growth Fund securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and shall not be deemed to be expenses for purposes of calculating the fee.

(1)  Amended November 29, 2000.
(2)  Amended May __, 2001.

                                   APPENDIX C

                 FORM OF MASTER DISTRIBUTION PLAN AND AGREEMENT

                               (CLASS A SHARES)


      THIS AGREEMENT made as of the 1st day of June, 2000, by and between each registered investment company referenced in Schedule A, each a Maryland Corporation (each individually referred to as "Company"), with respect to the shares of the Class A shares ("Class A Shares") of the common stock of the Company allocated to each series set forth on Schedule A to this Agreement as amended from time to time (the "Funds") and INVESCO DISTRIBUTORS, INC., a Delaware corporation (the "Distributor").

      WHEREAS, the Company engages in business as one or more open-end management investment companies, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

      WHEREAS, the Company desires to finance the distribution of the Class A Shares of the Funds in accordance with this Master Distribution Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

      WHEREAS, Distributor desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

      WHEREAS, this Plan and Agreement has been approved by a vote of the board of directors of the Company, including a majority of the directors who are not interested persons of the Company, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Independent Directors"), cast in person at a meeting called for the purpose of voting on this Plan and Agreement;

      NOW, THEREFORE, the Company hereby adopts the Plan set forth herein and the Company and Distributor hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

      FIRST: The Plan is defined as those provisions of this document by which the Company adopts a Plan pursuant to Rule 12b-1 under the Act and authorizes payments as described herein. The Agreement is defined as those provisions of this document by which the Company retains Distributor to provide distribution services beyond those required by the Underwriting Agreement between the parties, as are described herein. The Company may retain the Plan notwithstanding termination of the Agreement. Termination of the Plan will automatically terminate the Agreement. Each Fund is hereby authorized to utilize the assets of the Company to finance certain activities in connection with distribution of the Company's Class A Shares.

      SECOND: Each Fund shall incur expenses per annum allocable solely to Class A Shares of the average daily net assets of such Fund attributable to the Class A Shares, at the rates set forth in Schedule B opposite the name of such Fund, subject to any limitations imposed from time to time by applicable rules of the National Association of Securities Dealers, Inc.

      THIRD: To the extent obligations incurred by the Distributor out of its own resources to finance any activity primarily intended to result in the sale of Class A Shares, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Class A Shares Fund assets, such indirect use of Class A Shares Fund assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

      FOURTH: Distributor shall provide to the Company's Board of Directors and the Board of Directors shall review, at least quarterly, a written report of the amounts expended pursuant to the Plan and Agreement and the purposes for which such expenditures were made.

      FIFTH: Amounts payable pursuant to paragraph SECOND above shall compensate/reimburse the Distributor for financing any activity which is primarily intended to result in the sale of the Class A Shares, including, but not limited to, expenses of organizing and conducting sales seminars, advertising programs, finders fees, printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders, preparation and distribution of advertising material and sales literature, supplemental payments to dealers and other institutions as asset-based sales charges and providing such other services and activities as may from time to time be agreed upon by the Company. Such reports, prospectuses and statements of additional information (and supplements thereto), sales literature, advertising and other services and activities may be prepared and/or conducted either by Distributor's own staff, the staff of affiliated companies of the Distributor, or third parties.

       SIXTH: Amounts set forth in Schedule B may also be used to compensate/reimburse the Distributor for making payments of service fees under a shareholder service arrangement to be established by Distributor in accordance with paragraph SEVENTH below. To the extent that amounts paid hereunder are not used specifically to compensate Distributor for any such expense, such amounts may be treated as compensation for Distributor's distribution-related services. All amounts expended pursuant to the Plan and Agreement shall be paid to Distributor and are the legal obligation of the Company and not of Distributor. That portion of the amounts paid under the Plan and Agreement that is not paid or advanced by Distributor to dealers or other institutions that provide personal continuing shareholder service as a service fee pursuant to paragraph SEVENTH below shall be deemed an asset-based sales charge. No provision of this Plan and Agreement shall be interpreted to prohibit any payments by the Company during periods when the Company has suspended or otherwise limited sales.

      SEVENTH: Distributor may make payments to selected banks, financial planners, retirement plan service providers and other appropriate third parties acting in an agency capacity for their customers who provide shareholder services to their customers from time to time. The maximum service fee paid to any service provider shall be twenty-five one-hundredths of one percent (0.25%), per annum of the average daily net assets of the Company attributable to the Class A Shares owned by the customers of such service provider, or such lower rate for the Fund as is specified on Schedule B.

     (A) Pursuant to this program, Distributor may enter into agreements ("Service Agreements") with such broker-dealers ("Dealers") as may be selected from time to time by Distributor for the provision of distribution-related personal shareholder services in connection with the sale of Shares to the Dealers' clients and customers ("Customers") who may from time to time directly or beneficially own Shares. The distribution-related personal continuing shareholder services to be rendered by Dealers under the Service Agreements may include, but shall not be limited to, the following : (i) distributing sales literature; (ii) answering routine Customer inquiries concerning the Company and the Class A Shares; (iii) assisting Customers in changing dividend options, account designations and addresses, and in enrolling into any of several retirement plans offered in connection with the purchase of Class A Shares; (iv) assisting in the establishment and maintenance of customer accounts and records, and in the processing of purchase and redemption transactions; (v) investing dividends and capital gains distributions automatically in Class A Shares; and (vi) providing such other information and services as the Company or the Customer may reasonably request.

     (B) Distributor may also enter into agreements ("Third Party Agreements") with selected banks, financial planners, retirement plan service providers and other appropriate third parties acting in an agency capacity for their customers ("Third Parties"). Third Parties acting in such capacity will provide some or all of the shareholder services to their customers as set forth in the Third Party Agreements from time to time.

     (C) Distributor may also enter into variable group annuity contractholder service agreements ("Variable Contract Agreements") with selected insurance companies ("Insurance Companies") offering variable annuity contracts to employers as funding vehicles for retirement plans qualified under Section 401(a) of the Internal Revenue Code, where amounts contributed under such plans are invested pursuant to such variable annuity contracts in Class A Shares of the Company. The Insurance Companies receiving payments under such Variable Contract Agreements will provide specialized services to contractholders and plan participants, as set forth in the Variable Contract Agreements from time to time.

     (D) Distributor may also enter into shareholder service agreements ("Bank Trust Department Agreements and Brokers for Bank Trust Department Agreements") with selected bank trust departments and brokers for bank trust departments. Such bank trust departments and brokers for bank trust departments will provide some or all of the shareholder services to their customers as set forth in the Bank Trust Department Agreements and Brokers for Bank Trust Department Agreements.

      EIGHTH: No provision of this Plan and Agreement shall be deemed to prohibit any payments by a Fund to the Distributor or by a Fund or the Distributor to investment dealers, financial institutions and 401(k) plan service providers where such payments are made under the Plan and Agreement.

      NINTH: The Company, on behalf of the Funds, and the Distributor shall each comply with all applicable provisions of the Act, the Securities Act of 1933, rules and regulations of the National Association of Securities Dealers, Inc. and its affiliates, and of all other federal and state laws, rules and regulations governing the issuance and sale of Class A Shares.

      TENTH: Nothing herein contained shall require the Company to take any action contrary to any provision of its Articles of Incorporation, or to any applicable statute or regulation.

      ELEVENTH: This Plan and Agreement shall become effective as of the date hereof, shall continue in force and effect until May 31, 2001, and shall continue in force and effect from year to year thereafter, provided that such continuance is specifically approved at least annually by a majority of the Board of Directors of the Company and a majority of the Company's Independent Directors cast in person at a meeting called for such purpose, as contemplated by paragraphs (d) and (e) of Rule 12b-1 under the 1940 Act.

      Any amendment to this Plan and Agreement that requires the approval of the shareholders of Class A Shares pursuant to Rule 12b-1 under the 1940 Act shall become effective as to such Class A Shares upon the approval of such amendment by a "majority of the outstanding voting securities" (as defined in the 1940
Act) of such Class A Shares, PROVIDED that the Board of Directors of the Company has approved such amendment.

      TWELFTH: This Plan and Agreement, any amendment to this Plan and Agreement and any agreements related to this Plan and Agreement shall become effective immediately upon the receipt by the Company of both (a) the affirmative vote of a majority of the Board of Directors of the Company, and (b) the affirmative vote of a majority of the Independent Directors of the Company, cast in person at a meeting called for the purpose of voting on this Plan and Agreement or such agreements. Notwithstanding the foregoing, no such amendment that requires the approval of the shareholders of Class A Shares of a Company shall become effective as to such Class A Shares until such amendment has been approved by the shareholders of such Class A Shares in accordance with the provisions of the ELEVENTH paragraph of this Plan and Agreement.

      This Plan and Agreement may not be amended to increase materially the amount of distribution expenses provided for in paragraph SECOND hereof unless such amendment is approved in the manner provided herein, and no material amendment to the Plan and Agreement shall be made unless approved in the manner provided for in the ELEVENTH paragraph hereof.

      So long as the Plan and Agreement remains in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the discretion of the Independent Directors then in office. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the Independent Directors of the Company then in office.

      THIRTEENTH:

     (A) This Plan and Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of Class A Shares of such Fund, or by the Distributor, on sixty (60) days' written notice to the other party.

     (B) In the event that neither Distributor nor any affiliate of Distributor serves the Company as investment adviser, the agreement with Distributor pursuant to this Plan shall terminate at such time. The board of directors may determine to approve a continuance of the Plan and/or a continuance of the Agreement, hereunder.

     (C) To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by the Class A Shares of each Fund of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the agreement with Distributor, the Funds may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with Distributor, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Funds hereunder, by the Company's board of directors in accordance with the procedures set forth above.

      FOURTEENTH: Any notice under this Plan and Agreement shall be in writing, addressed and delivered, or mailed postage prepaid, to the other party at such address as the other party may designate for the receipt of notices. Until further notice to the other party, it is agreed that the addresses of both the Company and the Distributor shall be 7800 East Union Avenue, Mail Stop 201, Denver, Colorado 80237.

      FIFTEENTH:  This Plan and  Agreement  shall be governed by and construed
in  accordance   with  the  laws  (without   reference  to  conflicts  of  law
provisions) of the State of Maryland.


      IN WITNESS WHEREOF, the parties have caused this Plan and Agreement to be executed in duplicate on the day and year first above written.

                                    COMPANY (Listed in Schedule A)


                                    By: /s/ Mark H. Williamson
                                        -----------------------
                                    Mark H. Williamson
                                    President

Attest:

/s/ Glen A. Payne
-----------------------
Glen A. Payne
Secretary

                                    DISTRIBUTOR

                                    By: /s/ Ronald L. Grooms
                                        ---------------------
                                    Name:   Ronald L. Grooms
                                    Title:  Treasurer

Attest:

/s/ Glen A. Payne
------------------------
Glen A. Payne
Secretary

                                   SCHEDULE A

                   TO MASTER DISTRIBUTION PLAN AND AGREEMENT

                                (CLASS A SHARES)

REGISTERED
INVESTMENT
COMPANY                                        FUNDS                            EFFECTIVE DATE
-------------------------------------------------------------------------------------------------
INVESCO ADVANTAGE SERIES FUNDS, INC.(1)                                         AUGUST 23, 2000
                                               Advantage Fund
                                               Global Growth Fund(2)            November 29, 2000
                                               Advantage Global Health
                                                 Sciences Fund(3)               May __, 2001
                                               Advantage Technology/
                                                 Telecommunications Fund(3)     May __, 2001

INVESCO MONEY MARKET FUNDS, INC.                                                AUGUST 23, 2000
                                               Cash Reserves Fund

(1) Amended on November 8, 2000 - On November 8, 2000, the name of the INVESCO Advantage Series Funds, Inc. was changed to INVESCO Counselor Series Funds, Inc. Therefore, all references to INVESCO Advantage Series Funds, Inc. should be changed to INVESCO Counselor Series Funds, Inc.

(2) Amended on November 29, 2000.

(3) Amended on May 7, 2001.

                                   SCHEDULE B

                   TO MASTER DISTRIBUTION PLAN and AGREEMENT

                                (CLASS A SHARES)

                                DISTRIBUTION FEE

      The Company shall pay the Distributor as full compensation for all services rendered and all facilities furnished under the Distribution Plan and Agreement for each Fund (or Class thereof) designated below, a Distribution Fee1 determined by applying the annual rate set forth below as to each Fund (or Class thereof) to the average daily net assets of the Fund (or Class thereof) for the plan year, computed in a manner used for the determination of the offering price of shares of the Fund.

                                 MAXIMUM
                                  ASSET       MAXIMUM   MAXIMUM
FUND CLASS A SHARES            BASED SALES    SERVICE   AGGREGATE      EFFECTIVE
                                 CHARGE         FEE        FEE           DATE
--------------------------------------------------------------------------------
INVESCO Advantage Fund            0.10%        0.25%      0.35%     August 23, 2000
INVESCO Cash Reserves Fund        0.10%        0.25%      0.35%     August 23, 2000
INVESCO Global Growth Fund(2)     0.10%        0.25%      0.35%     November 29, 2000
INVESCO Advantage Global
  Health Sciences Fund(3)         0.10%        0.25%      0.35%     May 7, 2001
INVESCO Advantage
  Technology/
  Telecommunications Fund(3)      0.10%        0.25%      0.35%     May 7, 2001

----------------

(1) The Distribution Fee is payable apart from the sales charge, if any, as stated in the current prospectus for the applicable Fund (or Class thereof).
(2)  Amended on November 29, 2000.
(3)  Amended on May 7, 2001.

                                   APPENDIX D

                       INVESCO GLOBAL HEALTH SCIENCES FUND
                             AUDIT COMMITTEE CHARTER

I. COMPOSITION OF THE AUDIT COMMITTEE. The Audit Committee of Global Health Sciences Fund ("Fund") shall be comprised of at least three Trustees, each of whom shall have no relationship to the Fund, that may interfere with the exercise of their independence from management and the Fund, and shall otherwise satisfy the applicable membership requirements under the rules of the New York Stock Exchange, Inc.

II. PURPOSES OF THE AUDIT COMMITTEE. The purposes of the Audit Committee are to assist the Board of Trustees:

      1. in its oversight of the Fund's accounting and financial reporting policies and practices, its internal audit controls and procedures, and, as appropriate, the internal controls of certain service providers;

      2. in its oversight of the quality and objectivity of the Fund's financial statements and the independent audit thereof;

      3. in selecting (or nominating, subject to shareholder approval) evaluating and, where deemed appropriate, replacing the outside auditors; and

      4.    in evaluating the independence of the outside auditors.

      The function of the Audit Committee is oversight. Management for the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements. Management and its internal accounting department are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The outside auditors are responsible for planning and carrying out a proper audit and reviews. The outside auditor for the Fund is ultimately accountable to the Board of Trustees and Audit Committee of the Fund. The Board of Trustees and the Audit Committee have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the outside accountant (or to nominate the outside accountant to be proposed for shareholder approval in any proxy statement).

III. MEETINGS OF THE AUDIT COMMITTEE. The Audit Committee shall meet at least once annually, or more frequently if circumstances dictate. The Audit Committee shall set its agenda and the places and times of its meetings. The Audit Committee may meet alone and outside the presence of management personnel with any certified public accountant and auditor firm rendering reports to the Audit Committee or the Board of Trustees and with outside legal counsel.

IV. DUTIES AND POWERS OF THE AUDIT COMMITTEE. To carry out its purposes, the Audit Committee shall have the following duties and powers:

      1. The Audit Committee shall review and discuss the audited financial statements and other financial information with management and the independent auditors for the Fund.

      2. The Audit Committee shall review and discuss with the independent auditors:

            a.    the scope of audits and audit reports;

            b. the personnel, staffing, qualifications and experience of the auditor;

            c.    the compensation of the auditor; and

            d. the independence of the auditor, regarding which the Audit Committee shall secure from the auditor the information required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in a dialogue with the outside auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditor. The Audit Committee also shall be responsible for recommending that the Board of Trustees take appropriate action in response to the outside auditor's report to satisfy itself of the outside auditor's independence.

      3.    The  Audit   Committee  also  shall  review  and  discuss  with  the
            independent auditors the matters required to be discussed pursuant to SAS 61, including the following:

            a. the quality, not just the acceptability under generally accepted accounting principles, of the accounting principles applied by the Fund in its financial reporting;

            b. the level of responsibility assumed by the auditors in the preparation of the audit;

            c. the initial selection of and changes in significant accounting policies or their application, and the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative consensus or guidance;

            d. the process used by management for the Fund in formulating particularly sensitive accounting estimates and the basis for the auditor's conclusions regarding the reasonableness of those estimates;

            e. the auditor's responsibility for other information in documents containing audited financial statements, any procedures performed, and the results;

            f. any disagreements with management, whether or not satisfactorily resolved, about matters that individually or in the aggregate could be significant to the entity's financial statements or the auditor's report;

            g. any consultations with other accountants and significant matters that were the subject of such consultations;

            h. any major issues discussed with management in connection with the initial or recurring retention of the auditor, including the application of accounting principles and auditing standards; and

            i. any serious difficulties relating to the performance of the audit that the auditor encountered with management.

      4. The Audit Committee shall provide a recommendation to the Board of Trustees regarding whether the audited financial statements of the Fund should be included in the annual report to shareholders of the Fund.

      5. The Audit Committee shall prepare the report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Fund's annual proxy statement.

      6. The Audit Committee shall review this charter at least annually and recommend any changes to the full Board of Trustees; and

      7. The Audit Committee shall report its activities to the full Board of Trustees on a regular basis and make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.

V. RESOURCES AND AUTHORITY OF THE AUDIT COMMITTEE. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants at the expense of the Fund.

     TO BE SURE YOU ARE REPRESENTED, PLEASE SIGN, DATE AND RETURN PROMPTLY.

                       INVESCO GLOBAL HEALTH SCIENCES FUND

                  PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

                                   MAY 8, 2001

The undersigned hereby appoints Mark H. Williamson and Glen A. Payne, and each of them, proxy for the undersigned, with the power of substitution to vote with the same force and effect as the undersigned at the Annual Meeting of Shareholders of INVESCO Global Health Sciences Fund (the "Fund"), to be held at the offices of the Fund, 7800 East Union Avenue, Denver, Colorado, on Tuesday, May 8, 2001 at 1:00 p.m. (Mountain Time) and at any adjournment thereof, upon the matters set forth on the reverse side, all in accordance with and as more fully described in the Notice of Annual Meeting and Proxy Statement, dated March 19, 2001, receipt of which is hereby acknowledged.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE TRUSTEES AND FOR ITEM 2.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE, THANK YOU.

Please sign exactly as name appears hereon. If stock is held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, etc., should so indicate. If shareholder is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE COMMENTS?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE
--------------------------------------------
     INVESCO GLOBAL HEALTH SCIENCES FUND
--------------------------------------------

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

CONTROL NUMBER:





Please be sure to sign and date this Proxy.      Date:
                                                      --------------------------

------------------------------------      --------------------------------------
Shareholder sign here                     Co-owner sign here


THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR":


1.Proposal to elect (01) Mark H. Williamson          For     With-   For All
  and (02) Larry Soll, PhD as Class B trustees     Nominees  hold    Except
  of the Fund until the annual meeting of            [ ]      [ ]     [ ]
  shareholders in 2003 and until the annual meeting of shareholders in 2003 and until their successors are elected and qualified.

  Instruction: To withhold authority to vote for any nominee, mark the "For All Except" box and strike a line through the nominee's name in the list above. Your shares will be voted "For" the remaining nominee.

PROPOSAL 2

2(a) Approval of the proposed Agreement and            For    Against   Abstain
     Plan of Reorganization.                           [ ]      [ ]       [ ]

2(b) Approval of the proposed New Investment           For    Against   Abstain
     Advisory Agreement                                [ ]      [ ]       [ ]

2(c) APPROVAL OF THE FOLLOWING NEW FUNDAMENTAL INVESTMENT POLICIES OF NEW FUND
     RESULTING FROM REORGANIZATION.

2(c)(i)   Fundamental Investment Restriction           For    Against   Abstain
          Relating to Borrowing                        [ ]      [ ]       [ ]

2(c)(ii)  Fundamental Investment Restriction           For    Against   Abstain
          Relating to Issuer Diversification           [ ]      [ ]       [ ]

2(c)(iii) Fundamental Investment Restriction           For    Against   Abstain
          Relating to Lending                          [ ]      [ ]       [ ]

2(c)(iv)  Conforming Language of                       For    Against   Abstain
          Fundamental Investment Policies              [ ]      [ ]       [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change or comment has been noted on the reverse side of this card. [ ]


RECORD DATE SHARES: